            As filed with the Securities and Exchange
                  Commission on October 1, 1996

                                                 File No. 2-25364
                                                        811-01415

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

              Post-Effective Amendment No. 65                   X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 28                        X


              Alliance Global Small Cap Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
    1345 Avenue of the Americas, New York, New York    10105
     (Address of Principal Executive Office)      (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672



                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

      It is proposed that this filing will become effective
                     (check appropriate box)

      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a) (1)
          on (date) pursuant to paragraph (a) (1)

          75 days after filing pursuant to paragraph (a) (2)
          on (date) pursuant to paragraph (a) (2) of rule 485

         If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of Capital Stock pursuant to Rule 24f-2 under the Investment Company
Act of 1940. Registrant filed a notice pursuant to such Rule for its fiscal year ended July 31, 1996 on September 26, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                          Location in Prospectus
                                            (Caption)

PART A

Item 1.   Cover Page                       Cover Page

Item 2.   Synopsis                         The Funds at a Glance

Item 3.   Condensed Financial Information  Financial Highlights

Item 4.   General Description of
          Registrant                       Description of the
                                           Fund; General
                                           Information

Item 5.   Management of the Fund           Management of the
                                           Fund; General
                                           Information

Item 6.   Capital Stock and Other
          Securities                       General Information;
                                           Dividends,
                                           Distributions and
                                           Taxes

Item 7.   Purchase of Securities Being
          Offered                          Purchase and Sale of
                                           Shares; General
                                           Information

Item 8.   Redemption or Repurchase         Purchase of Shares and
                                           Redemption and
                                           Repurchase of Shares

Item 9.   Pending Legal Proceedings        Not Applicable

                                  Location in Statement
                                  of Additional Information

PART B

Item 10.  Cover Page                       Cover Page

Item 11.  Table of Contents                Cover Page

Item 12.  General Information and History  Management of the
                                           Fund; General
                                           Information

Item 13.  Investment Objectives and
          Policies                         Investment Policies
                                           and Restrictions

Item 14.  Management of the Registrant     Management of the Fund

Item 15.  Control Persons and Principal
          Holders of Securities            Management of the
                                           Fund; General
                                           Information

Item 16.  Investment Advisory and Other
          Services                         Management of the Fund

Item 17.  Brokerage Allocation and Other
          Practices                        Allocation and
                                           Brokerage Portfolio
                                           Transactions

Item 18.  Capital Stock and Other
          Securities                       General Information

Item 19.  Purchase, Redemption and         Purchase of Shares;
          Pricing of Securities Being      Redemption and
          Offered                          Repurchase of Shares;
                                           Net Asset Value

Item 20.  Tax Status                       Investment Objective,
                                           Policies and
                                           Restrictions;
                                           Dividends,
                                           Distributions and
                                           Taxes

Item 21.  Underwriters                     General Information

Item 22.  Calculation of Performance Data          Not Applicable

Item 23.  Financial Statements             Financial Statements;
                                           Report of Independent
                                           Auditors

                                 The Alliance
                             ---------------------
                                  Stock Funds
                             ---------------------
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application



                             October 1, 1996

Domestic Stock Funds                   Global Stock Funds
-The Alliance Fund                     -Alliance International Fund
-Alliance Growth Fund                  -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund          -Alliance New Europe Fund
-Alliance Technology Fund              -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                  -Alliance Global Small Cap Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund

------------------------------------------------------------------------------
Table of Contents                                               Page
The Funds at a Glance ..........................................  2
Expense Information ............................................  4
Financial Highlights ...........................................  7
Glossary ....................................................... 17
Description of the Funds ....................................... 18
    Investment Objectives and Policies ......................... 18
    Additional Investment Practices ............................ 26
    Certain Fundamental Investment Policies..................... 33
    Risk Considerations ........................................ 36
Purchase and Sale of Shares .................................... 39
Management of the Funds ........................................ 41
Dividends, Distributions and Taxes ............................. 44
General Information ............................................ 45


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [LOGO FOR ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                     ----------------------------------
                            Automatic Reinvestment
                     ----------------------------------
                         Automatic Investment Program
                     ----------------------------------
                               Retirement Plans
                     ----------------------------------
                          Shareholder Communications
                     ----------------------------------
                           Dividend Direction Plans
                     ----------------------------------
                                 Auto Exchange
                     ----------------------------------
                            Systematic Withdrawals
                     ----------------------------------
                          A Choice Of Purchase Plans
                     ----------------------------------
                            Telephone Transactions
                     ----------------------------------
                              24 Hour Information
                     ----------------------------------

                                                 [LOGO OF ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------
                              Expense Information
------------------------------------------------------------------------------
Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                               Class A Shares             Class B Shares            Class C Shares
                                                               --------------             --------------            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..............................................       4.25%(a)                   None                        None

Sales charge imposed on dividend reinvestments...............         None                     None                        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .........................................        None(a)                   4.0%                        1.0%
                                                                                              during the                 during the
                                                                                              first year,                first year
                                                                                             decreasing 1.0%          0% thereafter
                                                                                            annually to 0%
                                                                                              after the
                                                                                            fourth year (b)

Exchange fee.................................................         None                      None                         None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 39.



                Operating Expenses                                                         Examples
-----------------------------------------------------      -----------------------------------------------------------------
Alliance Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .71%      .71%     .71%         After 1 year     $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                .19%     1.00%    1.00%         After 3 years    $ 75     $ 80      $ 60       $ 59      $ 59
  Other expenses (a)        .18%      .19%     .18%         After 5 years    $100     $103      $103       $102      $102
                           ----      ----     ----          After 10 years   $169     $201(b)   $201(b)    $221      $221
  Total fund
    operating expenses     1.08%     1.90%    1.89%
                           ====      ====     ====

Growth Fund                Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .75%      .75%     .75%         After 1 year     $ 56     $ 61      $ 21       $ 31      $ 21
  12b-1 fees                .30%     1.00%    1.00%         After 3 years    $ 83     $ 84      $ 64       $ 64      $ 64
  Other expenses (a)        .30%      .30%     .30%         After 5 years    $113     $110      $110       $110      $110
                           ----      ----     ----          After 10 years   $198     $220(b)   $220(b)    $238      $238
  Total fund
     operating expenses    1.35%     2.05%    2.05%
                           ====      ====     ====

Premier Growth Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees          1.00%     1.00%    1.00%         After 1 year     $ 60     $ 65      $ 25       $ 35      $ 25
  12b-1 fees                .37%     1.00%    1.00%         After 3 years    $ 95     $ 96      $ 76       $ 75      $ 75
  Other expenses (a)        .38%      .43%     .42%         After 5 years    $133     $130      $130       $129      $129
                           ----      ----     ----          After 10 years   $240     $244(b)   $244(b)    $276      $276
  Total fund
    operating expenses     1.75%     2.43%    2.42%
                           ====      ====     ====
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                Operating Expenses                                                         Examples
---------------------------------------------------------      -----------------------------------------------------------------
Technology Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)            1.14%    1.14%    1.14%       After 1 year      $ 60     $ 65      $ 25       $ 35       $ 25
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 95     $ 97      $ 77       $ 77       $ 77
  Other expenses (a)              .31%     .34%     .34%       After 5 years     $133     $132      $132       $132       $132
                                 ----     ----     ----        After 10 years    $240     $264(b)   $264(b)    $282       $282
  Total fund
     operating expenses          1.75%    2.48%    2.48%
                                 ====     ====     ====

Quasar Fund                     Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .99%    1.00%    1.00%       After 1 year      $ 60     $ 67      $ 27       $ 37       $ 27
  12b-1 fees                      .21%    1.00%    1.00%       After 3 years     $ 98     $102      $ 82       $ 82       $ 82
  Other expenses (a)              .63%     .66%     .65%       After 5 years     $137     $141      $141       $140       $140
                                 ----     ----     ----        After 10 years    $248     $278(b)   $278(b)    $297       $297
  Total fund
     operating expenses          1.83%    2.66%    2.65%
                                 ====     ====     ====

International Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .92%     .92%     .92%       After 1 year      $ 59     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                      .17%    1.00%    1.00%       After 3 years     $ 94     $ 99      $ 79       $ 79       $ 79
  Other expenses (a)              .63%     .63%     .61%       After 5 years     $132     $136      $136       $135       $135
                                 ----     ----     ----        After 10 years    $237     $268(b)   $268(b)    $287       $287
  Total fund
     operating expenses          1.72%    2.55%    2.53%
                                 ====     ====     ====

Worldwide Privatization Fund    Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 61     $ 69      $ 29       $ 36       $ 26
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 99     $108      $ 88       $ 80       $ 80
  Other expenses (a)              .57%     .83%     .57%       After 5 years     $139     $149      $149       $137       $137
                                 ----     ----     ----        After 10 years    $252     $293(b)   $293(b)    $290       $290
  Total fund
     operating expenses          1.87%    2.83%    2.57%
                                 ====     ====     ====

New Europe Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.07%    1.07%    1.07%       After 1 year      $ 63     $ 69      $ 29       $ 39       $ 29
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $107     $109      $ 89       $ 89       $ 89
  Other expenses (a)              .77%     .79%     .80%       After 5 years     $153     $151      $151       $151       $151
                                 ----     ----     ----        After 10 years    $279     $301(b)   $301(b)    $319       $319
  Total fund
     operating expenses          2.14%    2.86%    2.87%
                                 ====     ====     ====

All-Asia Investment Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                                              After 1 year      $ 85     $ 92      $ 52       $ 68       $ 58
    (after waiver) (c)           0.00%    0.00%    0.00%       After 3 years     $171     $176      $156       $173       $173
  12b-1 fees                      .30%    1.00%    1.00%       After 5 years     $257     $259      $259       $286       $286
  Other expenses                                               After 10 years    $478     $500(b)   $500(b)    $560       $560
    Administration fees
      (after waiver) (f)         0.00%    0.00%    0.00%
    Other operating expenses (a)
      (after reimbursement) (d)  4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total other expenses           4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total fund
     operating expenses (d)      4.42%    5.20%    5.84%
                                 ====     ====     ====

Global Small Cap Fund           Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 67     $ 72      $ 32       $ 42       $ 32
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $117     $119      $ 99       $ 98       $ 98
  Other expenses (a)             1.21%    1.21%    1.19%       After 5 years     $170     $168      $168       $167       $167
                                 ----     ----     ----        After 10 years    $315     $335(b)   $335(b)    $349       $349
  Total fund
     operating expenses          2.51%    3.21%    3.19%
                                 ====     ====     ====

Strategic Balanced Fund         Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees
    (after waiver) (c)            .38%     .38%     .38%       After 1 year      $ 56     $ 61       $ 21      $ 31       $ 21
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 85     $ 86       $ 66      $ 66       $ 66
  Other expenses (a)                                           After 5 years     $116     $113       $113      $113       $113
    (after reimbursement) (d)     .72%     .72%     .72%       After 10 years    $203     $225(b)    $225(b)   $243       $243
                                 ----     ----     ----
  Total fund
     operating expenses (d)      1.40%    2.10%    2.10%
                                 ====     ====     ====
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                 Operating Expenses                                                          Examples
----------------------------------------------------       ------------------------------------------------------------------
Balanced Shares            Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .63%     .63%     .63%       After 1 year       $ 56     $ 62      $ 22       $ 32      $ 22
  12b-1 fees                  .24%    1.00%    1.00%       After 3 years      $ 84     $ 88      $ 68       $ 67      $ 67
  Other expenses (a)          .51%     .53%     .52%       After 5 years      $115     $116      $116       $115      $115
                            -----    -----    -----        After 10 years     $201     $229(b)   $229(b)    $248      $248
  Total fund
    operating expenses       1.38%    2.16%    2.15%
                            =====    =====    =====

Income Builder Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .75%     .75%     .75%       After 1 year       $ 66     $ 71      $ 31       $ 40      $ 30
  12b-1 fees                  .30%    1.00%    1.00%       After 3 years      $114     $115      $ 95       $ 93      $ 93
  Other expenses (a)         1.33%    1.34%    1.27%       After 5 years      $164     $162      $162       $159      $159
                            -----    -----    -----        After 10 years     $303     $324(b)   $324(b)    $334      $334
  Total fund
    operating expenses       2.38%    3.09%    3.02%
                            =====    =====    =====

Utility Income Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees            0.00%    0.00%    0.00%       After 1 year       $ 57     $ 62      $ 22       $ 32      $ 22
  after waiver) (c)                                        After 3 years      $ 88     $ 89      $ 69       $ 69      $ 69
  12b-1 fees                  .30%    1.00%    1.00%       After 5 years      $121     $118      $118       $118      $118
  Other expenses (a)         1.20%    1.20%    1.20%       After 10 years     $214     $236(b)   $236(b)    $253      $253
                            -----    -----    -----
  Total fund
    operating expenses (e)   1.50%    2.20%    2.20%
                            =====    =====    =====

Growth and Income Fund     Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .53%     .53%     .53%       After 1 year       $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                  .20%    1.00%    1.00%       After 3 years      $ 74     $ 78      $ 58       $ 58      $ 58
  Other expenses (a)          .32%     .33%     .31%       After 5 years      $ 98     $101      $101       $100      $100
                            -----    -----    -----        After 10 years     $165     $197(b)   $197(b)    $216      $216
  Total fund
    operating expenses       1.05%    1.86%    1.84%
                            =====    =====    =====
---------------------------------------------------------------------------------------------------------------------------------

  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71%, .72% and .73%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, 9.32% and 9.38%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%, 11.32% and 11.38%, respectively, for Class A, Class B and Class C shares annualized.

(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%, 5.34% and 5.99%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund are based on estimated amounts for the Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......   $ 7.72        $  .01              $ .47           $ .48             $ (.02)          $(1.07)
  Year ended 11/30/95 ........     6.63           .02               2.08            2.10               (.01)           (1.00)
  1/1/94 to 11/30/94**........     6.85           .01               (.23)           (.22)              0.00             0.00
  Year ended 12/31/93 ........     6.68           .02                .93             .95               (.02)            (.76)
  Year ended 12/31/92 ........     6.29           .05                .87             .92               (.05)            (.48)
  Year ended 12/31/91 ........     5.22           .07               1.70            1.77               (.07)            (.63)
  Year ended 12/31/90 ........     6.87           .09               (.32)           (.23)              (.18)           (1.24)
  Year ended 12/31/89 ........     5.60           .12               1.19            1.31               (.04)            0.00
  Year ended 12/31/88 ........     5.15           .08                .80             .88               (.08)            (.35)
  Year ended 12/31/87 ........     6.87           .08                .27             .35               (.13)           (1.94)
  Year ended 12/31/86 ........    11.15           .11                .87             .98               (.10)           (5.16)
  Year ended 12/31/85 ........     9.18           .20               2.51            2.71               (.23)            (.51)

  Class B
  12/1/95 to 5/31/96+++.......   $ 7.49        $ (.02)             $ .46           $ .44             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.01)              2.00            1.99               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.76          (.03)              (.23)           (.26)              0.00             0.00
  Year ended 12/31/93 ........     6.64          (.03)               .91             .88               0.00             (.76)
  Year ended 12/31/92 ........     6.27          (.01)(b)            .87             .86               (.01)            (.48)
  3/4/91++ to 12/31/91........     6.14           .01(b)             .79             .80               (.04)            (.63)

  Class C
  12/1/95 to 5/31/96+++.......   $ 7.50        $ (.02)             $ .45           $ .43             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.02)              2.02            2.00               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.77          (.03)              (.24)           (.27)              0.00             0.00
  5/3/93++ to 12/31/93........     6.67          (.02)               .88             .86               0.00             (.76)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......   $29.48        $  .04              $3.56           $3.60             $ (.19)          $ (.63)
  Year ended 10/31/95 ........    25.08           .12               4.80            4.92               (.11)            (.41)
  5/1/94 to 10/31/94**........    23.89           .09               1.10            1.19               0.00             0.00
  Year ended 4/30/94 .........    22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
  Year ended 4/30/93 .........    20.31           .05(c)            3.68            3.73               (.14)           (1.23)
  Year ended 4/30/92 .........    17.94           .29(c)            3.95            4.24               (.26)           (1.61)
  9/4/90++ to 4/30/91 ........    13.61           .17(c)            4.22            4.39               (.06)            0.00

  Class B
  11/1/95 to 4/30/96+++.......   $24.78        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.21          (.02)              4.01            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.27           .01                .93             .94               0.00             0.00
  Year ended 4/30/94 .........    19.68          (.07)(c)           2.98            2.91               0.00            (2.32)
  Year ended 4/30/93 .........    18.16          (.06)(c)           3.23            3.17               (.03)           (1.62)
  Year ended 4/30/92 .........    16.88           .17(c)            3.67            3.84               (.21)           (2.35)
  Year ended 4/30/91 .........    14.38           .08(c)            3.22            3.30               (.09)            (.71)
  Year ended 4/30/90 .........    14.13           .01(b)(c)         1.26            1.27               0.00            (1.02)
  Year ended 4/30/89 .........    12.76          (.01)(c)           2.44            2.43               0.00            (1.06)
  10/23/87+ to 4/30/88........    10.00          (.02)(c)           2.78            2.76               0.00             0.00

  Class C
  11/1/95 to 4/30/96+++.......   $24.79        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.22          (.03)              4.02            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.28           .01                .93             .94               0.00             0.00
  8/2/93++ to 4/30/94 ........    21.47          (.02)(c)           1.15            1.13               0.00            (2.32)

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......   $16.09        $ (.03)             $1.26           $1.23             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.41          (.03)              5.38            5.35               0.00             (.67)
  Year ended 11/30/94 ........    11.78          (.09)              (.28)           (.37)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.05)              1.05            1.00               (.01)            0.00
  9/28/92+ to 11/30/92........    10.00           .01                .78             .79               0.00             0.00

  Class B
  12/1/95 to 5/31/96+++.......   $15.81        $ (.08)             $1.23           $1.15             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.29          (.11)              5.30            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.15)              (.28)           (.43)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.10)              1.03             .93               0.00             0.00
  9/28/92+ to 11/30/92........    10.00          0.00                .79             .79               0.00             0.00

  Class C
  12/1/95 to 5/31/96+++.......   $15.82        $ (.08)             $1.24           $1.16             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.30          (.08)              5.27            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.09)              (.33)           (.42)              0.00             0.00
  5/3/93++ to 11/30/93........    10.48          (.05)              1.29            1.24               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                              Total       Net Assets                 Ratio Of Net
   Total        Net Asset   Investment    At End Of      Ratio Of     Investment
 Dividends        Value    Return Based    Period        Expenses    Income (Loss)
    And           End Of   on Net Asset    (000's       To Average     To Average       Portfolio
Distributions     Period     Value (a)     omitted)     Net Assets     Net Assets     Turnover Rate
-------------   ---------  ------------   ----------    ----------   -------------    -------------



    $(1.09)       $ 7.11      7.42%       $  952,789       1.04%            .23%            43%
     (1.01)         7.72     37.87           945,309       1.08             .31             81
      0.00          6.63     (3.21)          760,679       1.05*            .21*            63
      (.78)         6.85     14.26           831,814       1.01             .27             66
      (.53)         6.68     14.70           794,733        .81             .79             58
      (.70)         6.29     33.91           748,226        .83            1.03             74
     (1.42)         5.22     (4.36)          620,374        .81            1.56             71
      (.04)         6.87     23.42           837,429        .75            1.79             81
      (.43)         5.60     17.10           760,619        .82            1.38             65
     (2.07)         5.15      4.90           695,812        .76            1.03            100
     (5.26)         6.87     12.60           652,009        .61            1.39             46
      (.74)        11.15     31.52           710,851        .59            1.96             62


    $(1.07)       $ 6.86      7.05%       $   39,399       1.87%           (.60)%           43%
     (1.00)         7.49     36.61            31,738       1.90            (.53)            81
      0.00          6.50     (3.85)           18,138       1.89*           (.60)*           63
      (.76)         6.76     13.28            12,402       1.90            (.64)            66
      (.49)         6.64     13.75             3,825       1.64            (.04)            58
      (.67)         6.27     13.10               852       1.64*            .10*            74


    $(1.07)       $ 6.86      6.90%       $   13,326       1.86%           (.59)%           43%
     (1.00)         7.50     36.79            10,078       1.89            (.51)            81
      0.00          6.50     (3.99)            6,230       1.87*           (.59)*           63
      (.76)         6.77     13.95             4,006       1.94*           (.74)*           66




    $ (.82)       $32.26     12.42%       $  395,674       1.28%            .23%            15%
      (.52)        29.48     20.18           285,161       1.35             .56             61
      0.00         25.08      4.98           167,800       1.35*            .86*            24
     (2.32)        23.89     15.66           102,406       1.40 (f)         .32             87
     (1.37)        22.67     18.89            13,889       1.40 (f)         .20            124
     (1.87)        20.31     23.61             8,228       1.40 (f)        1.44            137
      (.06)        17.94     32.40               713       1.40*(f)        1.99*           130


    $ (.63)       $27.09     12.05%       $2,060,163       1.98%           (.47)%           15%
      (.42)        24.78     19.33         1,052,020       2.05            (.15)            61
      0.00         21.21      4.64           751,521       2.05*            .16*            24
     (2.32)        20.27     14.79           394,227       2.10 (f)        (.36)            87
     (1.65)        19.68     18.16            56,704       2.15 (f)        (.53)           124
     (2.56)        18.16     22.75            37,845       2.15 (f)         .78            137
      (.80)        16.88     24.72            22,710       2.10 (f)         .56            130
     (1.02)        14.38      8.81            15,800       2.00 (f)         .07            165
     (1.06)        14.13     20.31             7,672       2.00 (f)        (.03)           139
      0.00         12.76     27.60             1,938       2.00*(f)        (.40)*           52


    $ (.63)       $27.10     12.05%       $  318,094       1.98%           (.47)%           15%
      (.42)        24.79     19.32           226,662       2.05            (.15)            61
      0.00         21.22      4.64           114,455       2.05*            .16*            24
     (2.32)        20.28      5.27            64,030       2.10*(f)        (.31)*           87




    $(1.27)       $16.05      8.48%       $  141,181       1.63%           (.42)%           54%
      (.67)        16.09     49.95            72,366       1.75            (.28)           114
      0.00         11.41     (3.14)           35,146       1.96            (.67)            98
      (.01)        11.78      9.26            40,415       2.18            (.61)            68
      0.00         10.79      7.90             4,893       2.17*(f)         .91*(f)          0


    $(1.27)       $15.69      8.10%       $  329,465       2.31%          (1.07)%           54%
      (.67)        15.81     49.01           238,088       2.43            (.95)           114
      0.00         11.29     (3.67)          139,988       2.47           (1.19)            98
      0.00         11.72      8.64           151,600       2.70           (1.14)            68
      0.00         10.79      7.90            19,941       2.68*(f)         .35*(f)          0


    $(1.27)       $15.71      8.16%       $   41,175       2.30%          (1.08)%           54%
      (.67)        15.82     48.96            20,679       2.42            (.97)           114
      0.00         11.30     (3.58)            7,332       2.47           (1.16)            98
      0.00         11.72     11.83             3,899       2.79*          (1.35)*           68
------------------------------------------------------------------------------------------------------------------------------------

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $46.64         $(.14)            $ 2.93          $ 2.79             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.98          (.30)             18.13           17.83              0.00           (3.17)
  1/1/94 to 11/30/94** .......     26.12          (.32)              6.18            5.86              0.00            0.00
  Year ended 12/31/93 ........     28.20          (.29)              6.39            6.10              0.00           (8.18)
  Year ended 12/31/92 ........     26.38          (.22)(b)           4.31            4.09              0.00           (2.27)
  Year ended 12/31/91 ........     19.44          (.02)             10.57           10.55              0.00           (3.61)
  Year ended 12/31/90 ........     21.57          (.03)              (.56)           (.59)             0.00           (1.54)
  Year ended 12/31/89 ........     20.35          0.00               1.22            1.22              0.00            0.00
  Year ended 12/31/88 ........     20.22          (.03)               .16             .13              0.00            0.00
  Year ended 12/31/87 ........     23.11          (.10)              4.54            4.44              0.00           (7.33)
  Year ended 12/31/86 ........     20.64          (.14)              2.62            2.48              (.01)           0.00
  Year ended 12/31/85 ........     16.52           .02               4.30            4.32              (.20)           0.00

  Class B
  12/1/95 to 5/31/96+++ ......    $45.76         $(.29)            $ 2.85          $ 2.56             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.60)(b)          17.92           17.32              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.23)              5.86            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.12)              6.84            6.72              0.00           (8.18)

  Class C
  12/1/95 to 5/31/96+++.......    $45.77         $(.29)            $ 2.84          $ 2.55             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.58)(b)          17.91           17.33              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.24)              5.87            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.13)              6.85            6.72              0.00           (8.18)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $24.16         $(.12)(b)         $ 6.42          $ 6.30             $0.00          $(4.81)
  Year ended 9/30/95 .........     22.65          (.22)(b)           5.59            5.37              0.00           (3.86)
  Year ended 9/30/94 .........     24.43          (.60)              (.36)           (.96)             0.00            (.82)
  Year ended 9/30/93 .........     19.34          (.41)              6.38            5.97              0.00            (.88)
  Year ended 9/30/92 .........     21.27          (.24)             (1.53)          (1.77)             0.00            (.16)
  Year ended 9/30/91 .........     15.67          (.05)              5.71            5.66              (.06)           0.00
  Year ended 9/30/90 .........     24.84           .03(b)           (7.18)          (7.15)             0.00           (2.02)
  Year ended 9/30/89 .........     17.60           .02(b)            7.40            7.42              0.00            (.18)
  Year ended 9/30/88 .........     24.47          (.08)             (2.08)          (2.16)             0.00           (4.71)
  Year ended 9/30/87(d) ......     21.80          (.14)              5.88            5.74              0.00           (3.07)
  Year ended 9/30/86(d) ......     17.25          0.00               5.54            5.54              (.03)           (.96)
  Year ended 9/30/85(d) ......     14.67           .04               2.87            2.91              (.11)           (.22)

  Class B
  10/1/95 to 3/31/96+++ ......    $23.03         $(.14)            $ 6.03          $ 5.89             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.34            4.97              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.53)              (.61)          (1.14)             0.00            (.82)
  Year ended 9/30/93 .........     19.07          (.18)              5.87            5.69              0.00            (.88)
  Year ended 9/30/92 .........     21.14          (.39)             (1.52)          (1.91)             0.00            (.16)
  Year ended 9/30/91 .........     15.66          (.13)              5.67            5.54              (.06)           0.00
  9/17/90++ to 9/30/90 .......     17.17          (.01)             (1.50)          (1.51)             0.00            0.00

  Class C
  10/1/95 to 3/31/96+++ ......    $23.05         $(.14)            $ 5.98          $ 5.84             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.36            4.99              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.36)              (.78)          (1.14)             0.00            (.82)
  5/3/93++ to 9/30/93 ........     20.33          (.10)              3.65            3.55              0.00            0.00

International Fund

  Class A
  Year ended 6/30/96 .........    $16.81         $ .05             $ 2.51          $ 2.56             $0.00          $(1.05)
  Year ended 6/30/95 .........     18.38           .04                .01             .05              0.00           (1.62)
  Year ended 6/30/94 .........     16.01          (.09)              3.02            2.93              0.00            (.56)
  Year ended 6/30/93 .........     14.98          (.01)              1.17            1.16              (.04)           (.09)
  Year ended 6/30/92 .........     14.00           .01(b)            1.04            1.05              (.07)           0.00
  Year ended 6/30/91 .........     17.99           .05              (3.54)          (3.49)             (.03)           (.47)
  Year ended 6/30/90 .........     17.24           .03               2.87            2.90              (.04)          (2.11)
  Year ended 6/30/89 .........     16.09           .05               3.73            3.78              (.13)          (2.50)
  Year ended 6/30/88 .........     23.70           .17              (1.22)          (1.05)             (.21)          (6.35)
  Year ended 6/30/87 .........     22.02           .15               4.31            4.46              (.03)          (2.75)

  Class B
  Year ended 6/30/96 .........    $16.19         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.90          (.01)              (.08)           (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.19)(b)           2.91            2.72              0.00            (.56)
  Year ended 6/30/93 .........     14.81          (.12)              1.14            1.02              0.00            (.09)
  Year ended 6/30/92 .........     13.93          (.11)(b)           1.02             .91              (.03)           0.00
  9/17/90++ to 6/30/91 .......     15.52           .03              (1.12)          (1.09)             (.03)           (.47)

  Class C
  Year ended 6/30/96 .........    $16.20         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.91          (.14)               .05            (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.11)              2.84            2.73              0.00            (.56)
  5/3/93++ to 6/30/93 ........     15.93          0.00               (.19)           (.19)             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.

                                                             Total      Net Assets               Ratio Of Net
                                    Total      Net Asset   Investment   At End Of    Ratio Of     Investment
                                  Dividends      Value    Return Based   Period      Expenses    Income (Loss)
                                     And         End Of   on Net Asset   (000's     To Average     To Average     Portfolio
  Fiscal Year or Period         Distributions    Period     Value (a)    omitted)   Net Assets     Net Assets   Turnover Rate
  ---------------------         -------------  ---------  ------------  ----------  ----------   -------------  -------------
Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $(2.38)        $47.05        6.75%      $507,135     1.74%          (.65)%         19%
  Year ended 11/30/95 ........     (3.17)         46.64       61.93        398,262     1.75           (.77)          55
  1/1/94 to 11/30/94** .......      0.00          31.98       22.43        202,929     1.66*         (1.22)*         55
  Year ended 12/31/93 ........     (8.18)         26.12       21.63        173,732     1.73          (1.32)          64
  Year ended 12/31/92 ........     (2.27)         28.20       15.50        173,566     1.61           (.90)          73
  Year ended 12/31/91 ........     (3.61)         26.38       54.24        191,693     1.71           (.20)         134
  Year ended 12/31/90 ........     (1.54)         19.44       (3.08)       131,843     1.77           (.18)         147
  Year ended 12/31/89 ........      0.00          21.57        6.00        141,730     1.66            .02          139
  Year ended 12/31/88 ........      0.00          20.35        0.64        169,856     1.42(f)        (.16)(f)      139
  Year ended 12/31/87 ........     (7.33)         20.22       19.16        167,608     1.31(f)        (.56)(f)      248
  Year ended 12/31/86 ........      (.01)         23.11       12.03        147,733     1.13(f)        (.57)(f)      141
  Year ended 12/31/85 ........      (.20)         20.64       26.24        147,114     1.14(f)         .07 (f)      259

  Class B
  12/1/95 to 5/31/96+++ ......    $(2.38)        $45.94        6.36%      $486,752     2.45%         (1.37)%         19%
  Year ended 11/30/95 ........     (3.17)         45.76       60.95        277,111     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67         18,397     2.43*         (1.95)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,645     2.57*         (2.30)*         64

  Class C
  12/1/95 to 5/31/96+++.......    $(2.38)        $45.94        6.33%       $82,541     2.44%         (1.36)%         19%
  Year ended 11/30/95 ........     (3.17)         45.77       60.98         43,161     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67          7,470     2.41*         (1.94)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,096     2.52*         (2.25)*         64

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $(4.81)        $25.65       30.84%      $203,483     1.83%         (1.14)%         87%
  Year ended 9/30/95 .........     (3.86)         24.16       30.73        146,663     1.83          (1.06)         160
  Year ended 9/30/94 .........      (.82)         22.65       (4.05)       155,470     1.67          (1.15)         110
  Year ended 9/30/93 .........      (.88)         24.43       31.58        228,874     1.65          (1.00)         102
  Year ended 9/30/92 .........      (.16)         19.34       (8.34)       252,140     1.62           (.89)         128
  Year ended 9/30/91 .........      (.06)         21.27       36.28        333,806     1.64           (.22)         118
  Year ended 9/30/90 .........     (2.02)         15.67      (30.81)       251,102     1.66            .16           90
  Year ended 9/30/89 .........      (.18)         24.84       42.68        263,099     1.73            .10           90
  Year ended 9/30/88 .........     (4.71)         17.60       (8.61)        90,713     1.28(f)        (.40)(f)       58
  Year ended 9/30/87(d) ......     (3.07)         24.47       29.61        134,676     1.18(f)        (.56)(f)       76
  Year ended 9/30/86(d) ......      (.99)         21.80       33.79        144,959     1.18            .02           84
  Year ended 9/30/85(d) ......      (.33)         17.25       20.29         77,067     1.18            .22           77

  Class B
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.11       30.54%       $29,346     2.64%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.03       29.78         16,604     2.65          (1.88)         160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)        13,901     2.50          (1.98)         110
  Year ended 9/30/93 .........      (.88)         23.88       30.53         16,779     2.46          (1.81)         102
  Year ended 9/30/92 .........      (.16)         19.07       (9.05)         9,454     2.42          (1.67)         128
  Year ended 9/30/91 .........      (.06)         21.14       35.54          7,346     2.41          (1.28)         118
  9/17/90++ to 9/30/90 .......      0.00          15.66       (8.79)            71     2.09*          (.26)*         90


  Class C
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.08       30.31%        $6,779     2.65%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.05       29.87          1,611     2.64*         (1.76)*        160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)         1,220     2.48          (1.96)         110
  5/3/93++ to 9/30/93 ........      0.00          23.88       17.46            118     2.49*         (1.90)*        102

International Fund

  Class A
  Year ended 6/30/96 .........    $(1.05)        $18.32       15.83%      $196,261     1.72%           .31%          78%
  Year ended 6/30/95 .........     (1.62)         16.81         .59        165,584     1.73            .26          119
  Year ended 6/30/94 .........      (.56)         18.38       18.68        201,916     1.90           (.50)          97
  Year ended 6/30/93 .........      (.13)         16.01        7.86        161,048     1.88           (.14)          94
  Year ended 6/30/92 .........      (.07)         14.98        7.52        179,807     1.82            .07           72
  Year ended 6/30/91 .........      (.50)         14.00      (19.34)       214,442     1.73            .37           71
  Year ended 6/30/90 .........     (2.15)         17.99       16.98        265,999     1.45            .33           37
  Year ended 6/30/89 .........     (2.63)         17.24       27.65        166,003     1.41            .39           87
  Year ended 6/30/88 .........     (6.56)         16.09       (4.20)       132,319     1.41            .84           55
  Year ended 6/30/87 .........     (2.78)         23.70       23.05        194,716     1.30            .77           58

  Class B
  Year ended 6/30/96 .........    $(1.05)        $17.45       14.87%       $72,470     2.55%          (.46)%         78%
  Year ended 6/30/95 .........     (1.62)         16.19        (.22)        48,998     2.57           (.62)         119
  Year ended 6/30/94 .........      (.56)         17.90       17.65         29,943     2.78          (1.15)          97
  Year ended 6/30/93 .........      (.09)         15.74        6.98          6,363     2.70           (.96)          94
  Year ended 6/30/92 .........      (.03)         14.81        6.54          5,585     2.68           (.70)          72
  9/17/90++ to 6/30/91 .......      (.50)         13.93       (6.97)         3,515     3.39*           .84*          71

  Class C
  Year ended 6/30/96 .........    $(1.05)        $17.46       14.85%       $26,965     2.53%          (.47)%         78%
  Year ended 6/30/95 .........     (1.62)         16.20        (.22)        19,395     2.54           (.88)         119
  Year ended 6/30/94 .........      (.56)         17.91       17.72         13,503     2.78          (1.12)          97
  5/3/93++ to 6/30/93 ........      0.00          15.74       (1.19)           229     2.57*           .08*          94
------------------------------------------------------------------------------------------------------------------------------------


                                 Net                               Net               Net
                                Asset                          Realized and        Increase
                                Value                           Unrealized       (Decrease) In     Dividends From   Distributions
                             Beginning Of   Net Investment    Gains (Loss) On    Net Asset Value   Net Investment    From Net
  Fiscal Year or Period         Period       Income (Loss)      Investments      From Operations       Income      Realized Gains
  ---------------------     -------------   --------------    ---------------    ---------------   --------------  --------------
Worldwide Privatization Fund
  Class
  Year ended 6/30/96 ......      $10.18          $ .10             $ 1.85            $ 1.95           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.75            .06                .37               .43            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .01               (.26)             (.25)           0.00              0.00
  Class B
  Year ended 6/30/96 ......      $10.10          $(.02)            $ 1.88            $ 1.86           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.74            .02                .34               .36            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .00               (.26)             (.26)           0.00              0.00
  Class C
  Year ended 6/30/96 ......      $10.10          $ .03             $ 1.83            $ 1.86           $0.00            $ 0.00
  2/8/95++ to 6/30/95 .....        9.53            .05                .52               .57            0.00              0.00

New Europe Fund
  Class A
  Year ended 7/31/96 ......      $15.11          $ .18             $ 1.02            $ 1.20           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.66            .04               2.50              2.54            (.09)             0.00
  Period ended 7/31/94** ..       12.53            .09                .04               .13            0.00              0.00
  Year ended 2/28/94 ......        9.37            .02(b)            3.14              3.16            0.00              0.00
  Year ended 2/28/93 ......        9.81            .04               (.33)             (.29)           (.15)             0.00
  Year ended 2/29/92 ......        9.76            .02(b)             .05               .07            (.02)             0.00
  4/2/90+ to 2/28/91 ......       11.11(e)         .26               (.91)             (.65)           (.26)             (.44)
  Class B
  Year ended 7/31/96 ......      $14.71          $ .08             $  .99            $ 1.07           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.41           (.05)              2.44              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.32            .07                .02               .09            0.00              0.00
  Year ended 2/28/94 ......        9.28           (.05)(b)           3.09              3.04            0.00              0.00
  Year ended 2/28/93 ......        9.74           (.02)              (.33)             (.35)           (.11)             0.00
  3/5/91++ to 2/29/92 .....        9.84           (.04)(b)           (.04)             (.08)           (.02)             0.00
  Class C
  Year ended 7/31/96 ......      $14.72          $ .08             $ 1.00            $ 1.08           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.42           (.07)              2.46              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.33            .06                .03               .09            0.00              0.00
  5/3/93++ to 2/28/94 .....       10.21           (.04)(b)           2.16              2.12            0.00              0.00

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...      $10.45          $(.10)            $ 1.92            $ 1.82           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.19)(c)            .64               .45            0.00              0.00
  Class B
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.89            $ 1.75           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.25)(c)            .66               .41            0.00              0.00
  Class C
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.35)(c)            .76               .41            0.00              0.00

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......      $10.38          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.53)
  Year ended 7/31/95 ......       11.08           (.09)              1.50              1.41            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.24           (.15)              (.01)             (.16)           0.00              0.00
  Year ended 9/30/93 ......        9.33           (.15)              2.49              2.34            0.00              (.43)
  Year ended 9/30/92 ......       10.55           (.16)             (1.03)            (1.19)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.06)              2.35              2.29            0.00              0.00
  Year ended 9/30/90 ......       15.54           (.05)(b)          (4.12)            (4.17)           0.00             (3.11)
  Year ended 9/30/89 ......       11.41           (.03)              4.25              4.22            0.00              (.09)
  Year ended 9/30/88 ......       15.07           (.05)             (1.83)            (1.88)           0.00             (1.78)
  Year ended 9/30/87 ......       15.47           (.07)              4.19              4.12            (.04)            (4.48)
  Class B
  Year ended 7/31/96 ......      $ 9.95          $(.20)            $ 1.81            $ 1.61           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.78           (.12)              1.40              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.05)             (.22)           0.00              0.00
  Year ended 9/30/93 ......        9.20           (.15)              2.38              2.23            0.00              (.43)
  Year ended 9/30/92 ......       10.49           (.20)             (1.06)            (1.26)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.07)              2.30              2.23            0.00              0.00
  9/17/90++ to 9/30/90 ....        9.12           (.01)              (.85)             (.86)           0.00              0.00
  Class C
  Year ended 7/31/96 ......      $ 9.96          $(.20)            $ 1.82            $ 1.62           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.79           (.17)              1.45              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.04)             (.21)           0.00              0.00
  5/3/93++ to 9/30/93 .....        9.86           (.05)              1.19              1.14            0.00              0.00

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......      $17.98          $ .35             $ 1.08            $ 1.43           $(.32)           $ (.61)
  Year ended 7/31/95 ......       16.26            .34(c)            1.64              1.98            (.22)             (.04)
  Period ended 7/31/94** ..       16.46            .07(c)            (.27)             (.20)           0.00              0.00
  Year ended 4/30/94 ......       16.97            .16(c)             .74               .90            (.24)            (1.17)
  Year ended 4/30/93 ......       17.06            .39(c)             .59               .98            (.42)             (.65)
  Year ended 4/30/92 ......       14.48            .27(c)            2.80              3.07            (.17)             (.32)
  9/4/90++ to 4/30/91 .....       12.51            .34(c)            1.66              2.00            (.03)             0.00
----------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                                         Total     Net Assets              Ratio Of Net
                                Total      Net Asset   Investment   At End Of   Ratio Of    Investment
                              Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                 And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
  Fiscal Year or Period      Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
  ---------------------      -------------  -------   ------------  ---------  ----------  ------------  -------------
Worldwide Privatization Fund
  Class
  Year ened 6/30/96 .......     $ 0.00        $12.13      19.16%      $672,732     1.87%         .95%         28%
  Year ended 6/30/95 ......       0.00         10.18       4.41         13,535     2.56          .66          36
  6/2/94+ to 6/30/94 ......       0.00          9.75      (2.50)         4,990     2.75*        1.03*          0
  Class B
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%       $83,050     2.83%        (.20)%        28%
  Year ended 6/30/95 ......       0.00         10.10       3.70         79,359     3.27          .01          36
  6/2/94+ to 6/30/94 ......       0.00          9.74      (2.60)        22,859     3.45*         .33*          0
  Class C
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%        $2,383     2.57%         .63%         28%
  2/8/95++ to 6/30/95 .....       0.00         10.10       5.98            338     3.27*        2.65*         36

New Europe Fund
  Class A
  Year ended 7/31/96 ......     $ (.47)       $15.84       8.20%       $74,026     2.14%        1.10%         69%
  Year ended 7/31/95 ......       (.09)        15.11      20.22         86,112     2.09          .37          74
  Period ended 7/31/94** ..       0.00         12.66       1.04         86,739     2.06*        1.85*         35
  Year ended 2/28/94 ......       0.00         12.53      33.73         90,372     2.30          .17          94
  Year ended 2/28/93 ......       (.15)         9.37      (2.82)        79,285     2.25          .47         125
  Year ended 2/29/92 ......       (.02)         9.81        .74        108,510     2.24          .16          34
  4/2/90+ to 2/28/91 ......       (.70)         9.76      (5.63)       188,016     1.52*        2.71*         48
  Class B
  Year ended 7/31/96 ......     $ (.47)       $15.31       7.53%       $42,662     2.86%         .59%         69%
  Year ended 7/31/95 ......       (.09)        14.71      19.42         34,527     2.79         (.33)         74
  Period ended 7/31/94** ..       0.00         12.41        .73         31,404     2.76*        1.15*         35
  Year ended 2/28/94 ......       0.00         12.32      32.76         20,729     3.02         (.52)         94
  Year ended 2/28/93 ......       (.11)         9.28      (3.49)         1,732     3.00         (.50)        125
  3/5/91++ to 2/29/92 .....       (.02)         9.74        .03          1,423     3.02*        (.71)*        34
  Class C
  Year ended 7/31/96 ......     $ (.47)       $15.33       7.59%       $10,141     2.87%         .58%         69%
  Year ended 7/31/95 ......       (.09)        14.72      19.40          7,802     2.78         (.33)         74
  Period ended 7/31/94** ..       0.00         12.42        .73         11,875     2.76*        1.15*         35
  5/3/93++ to 2/28/94 .....       0.00         12.33      20.77         10,886     3.00*        (.52)*        94

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.19      17.52%       $11,645     3.47%       (1.75)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.45       4.50          2,870     4.42*       (1.87)*(f)     90
  Class B
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.08      16.91%       $20,176     4.17%       (2.42)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10          5,170     5.20*       (2.64)*(f)     90
  Class C
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.09      17.01%        $2,931     4.18%       (2.44)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10            597     5.84*       (3.41)*(f)     90

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......     $ (.53)       $11.61      17.46%       $68,623     2.51%       (1.22)%       139%
  Year ended 7/31/95 ......      (2.11)        10.38      16.62         60,057     2.54(f)     (1.17)(f)     128
  Period ended 7/31/94** ..       0.00         11.08      (1.42)        61,372     2.42*       (1.26)*        78
  Year ended 9/30/93 ......       (.43)        11.24      25.83         65,713     2.53        (1.13)         97
  Year ended 9/30/92 ......       (.03)         9.33     (11.30)        58,491     2.34         (.85)        108
  Year ended 9/30/91 ......       0.00         10.55      27.72         84,370     2.29         (.55)        104
  Year ended 9/30/90 ......      (3.11)         8.26     (31.90)        68,316     1.73         (.46)         89
  Year ended 9/30/89 ......       (.09)        15.54      37.34        113,583     1.56         (.17)        106
  Year ended 9/30/88 ......      (1.78)        11.41      (8.11)        90,071     1.54(f)      (.50)(f)      74
  Year ended 9/30/87 ......      (4.52)        15.07      34.11        113,305     1.41(f)      (.44)(f)      98
  Class B
  Year ended 7/31/96 ......     $ (.53)       $11.03      16.69%       $14,247     3.21%       (1.88)%       139%
  Year ended 7/31/95 ......      (2.11)         9.95      15.77          5,164     3.20(f)     (1.92)(f)     128
  Period ended 7/31/94** ..       0.00         10.78      (2.00)         3,889     3.15*       (1.93)*        78
  Year ended 9/30/93 ......       (.43)        11.00      24.97          1,150     3.26        (1.85)         97
  Year ended 9/30/92 ......       (.03)         9.20     (12.03)           819     3.11        (1.31)        108
  Year ended 9/30/91 ......       0.00         10.49      27.00            121     2.98        (1.39)        104
  9/17/90++ to 9/30/90 ....       0.00          8.26      (9.43)           183     2.61*       (1.30)*        89
  Class C
  Year ended 7/31/96 ......     $ (.53)       $11.05      16.77%       $14,119     3.19%       (1.85)%       139%
  Year ended 7/31/95 ......      (2.11)         9.96      15.75          1,407     3.25(f)     (2.10)(f)     128
  Period ended 7/31/94** ..       0.00         10.79      (1.91)         1,330     3.13*       (1.92)*        78
  5/3/93++ to 9/30/93 .....       0.00         11.00      11.56            261     3.75*       (2.51)*        97

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......     $ (.93)       $18.48       8.05%       $18,329     1.40%        1.78%        173%
  Year ended 7/31/95 ......       (.26)        17.98      12.40         10,952     1.40(f)      2.07         172
  Period ended 7/31/94** ..       0.00         16.26      (1.22)         9,640     1.40(f)      1.63*         21
  Year ended 4/30/94 ......      (1.41)        16.46       5.06          9,822     1.40(f)      1.67         139
  Year ended 4/30/93 ......      (1.07)        16.97       5.85          8,637     1.40(f)      2.29          98
  Year ended 4/30/92 ......       (.49)        17.06      20.96          6,843     1.40(f)      1.92         103
  9/4/90++ to 4/30/91 .....       (.03)        14.48      16.00            443     1.40*(f)     3.54*        137
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                         Net                             Net             Net
                                        Asset                       Realized and       Increase
                                        Value                        Unrealized      (Decrease) In    Dividends From   Distributions
                                      Beginning Of  Net Investment  Gains (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
  ---------------------               ------------  --------------  ---------------  ---------------  --------------  --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ..........          $15.56         $.16            $  .98            $ 1.14           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.10          .22(c)           1.40              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.30          .03(c)           (.23)             (.20)           0.00          0.00
  Year ended 4/30/94 ..........           14.92          .06(c)            .63               .69            (.14)        (1.17)
  Year ended 4/30/93 ..........           15.51          .23(c)            .53               .76            (.25)        (1.10)
  Year ended 4/30/92 ..........           13.96          .22(c)           2.70              2.92            (.29)        (1.08)
  Year ended 4/30/91 ..........           12.40          .43(c)           1.60              2.03            (.47)         0.00
  Year ended 4/30/90 ..........           11.97          .50(b)(c)         .60              1.10            (.25)         (.42)
  Year ended 4/30/89 ..........           11.45          .48(c)           1.11              1.59            (.30)         (.77)
  10/23/87+ to 4/30/88 ........           10.00          .13(c)           1.38              1.51            (.06)         0.00
  Class C
  Year ended 7/31/96 ..........          $15.57         $.14            $  .99            $ 1.13           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.11          .16(c)           1.46              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.31          .03(c)           (.23)             (.20)           0.00          0.00
  8/2/93++ to 4/30/94 .........           15.64          .15(c)           (.17)             (.02)           (.14)        (1.17)

Balanced Shares
  Class A
  Year ended 7/31/96 ..........          $15.08         $.37            $  .45            $  .82           $(.41)       $(1.48)
  Year ended 7/31/95 ..........           13.38          .46              1.62              2.08            (.36)         (.02)
  Period ended 7/31/94** ......           14.40          .29              (.74)             (.45)           (.28)         (.29)
  Year ended 9/30/93 ..........           13.20          .34              1.29              1.63            (.43)         0.00
  Year ended 9/30/92 ..........           12.64          .44               .57              1.01            (.45)         0.00
  Year ended 9/30/91 ..........           10.41          .46              2.17              2.63            (.40)         0.00
  Year ended 9/30/90 ..........           14.13          .45             (2.14)            (1.69)           (.40)        (1.63)
  Year ended 9/30/89 ..........           12.53          .42              2.18              2.60            (.46)         (.54)
  Year ended 9/30/88 ..........           16.33          .46             (1.07)             (.61)           (.44)        (2.75)
  Year ended 9/30/87 ..........           14.64          .67              1.62              2.29            (.60)         0.00
  Class B
  Year ended 7/31/96 ..........          $14.88         $.28            $  .42            $  .70           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.23          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.27          .22              (.75)             (.53)           (.22)         (.29)
  Year ended 9/30/93 ..........           13.13          .29              1.22              1.51            (.37)         0.00
  Year ended 9/30/92 ..........           12.61          .37               .54               .91            (.39)         0.00
  2/4/91++ to 9/30/91 .........           11.84          .25               .80              1.05            (.28)         0.00
  Class C
  Year ended 7/31/96 ..........          $14.89         $.26            $  .45            $  .71           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.24          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.28          .24              (.77)             (.53)           (.22)         (.29)
  5/3/93++ to 9/30/93 .........           13.63          .11               .71               .82            (.17)         0.00

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .......          $10.70         $.26            $  .40            $  .66           $(.29)       $ (.11)
  Year ended 10/31/95 .........            9.69          .93(b)            .59              1.52            (.51)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .96             (1.02)             (.06)           (.05)(g)      (.20)
  Class B
  11/1/95 to 4/30/96+++ .......          $10.70         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.68          .63(b)            .83              1.46            (.44)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .88              (.98)             (.10)           (.06)(g)      (.16)
  Class C
  11/1/95 to 4/30/96+++ .......          $10.67         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.66          .40(b)           1.05              1.45            (.44)         0.00
  Year ended 10/31/94 .........           10.47          .50              (.85)             (.35)           (.11)(g)      (.35)
  Year ended 10/31/93 .........            9.80          .52               .51              1.03            (.36)         0.00
  Year ended 10/31/92 .........           10.00          .55              (.28)              .27            (.47)         0.00
  10/25/91+ to 10/31/91 .......           10.00          .01              0.00               .01            (.01)         0.00

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .......          $10.22         $.07            $  .25            $  .32           $(.26)       $ 0.00
  Year ended 11/30/95 .........            8.97          .30(c)           1.40              1.70            (.45)         0.00
  Year ended 11/30/94 .........            9.92          .42(c)           (.89)             (.47)           (.48)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .02(c)           (.10)             (.08)           0.00          0.00
  Class B
  12/1/95 to 5/31/96+++ .......          $10.20         $.04            $  .26            $  .30           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.96          .27(c)           1.36              1.63            (.39)         0.00
  Year ended 11/30/94 .........            9.91          .37(c)           (.91)             (.54)           (.41)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .01(c)           (.10)             (.09)           0.00          0.00
  Class C
  12/1/95 to 5/31/96+++ .......          $10.22         $.06            $  .23            $  .29           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.97          .17(c)           1.47              1.64            (.39)         0.00
  Year ended 11/30/94 .........            9.92          .39(c)           (.93)             (.54)           (.41)         0.00
  10/27/93+ to 11/30/93 .......           10.00          .01(c)           (.09)             (.08)           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                                   Total     Net Assets             Ratio Of Net
                                          Total     Net Asset    Investment   At End Of   Ratio Of   Investment
                                        Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                           And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
                                       Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
                                       -------------   ------   ------------  ---------  ----------  ------------  -------------
Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ............          $(.81)      $15.89       7.41%      $28,492      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.56      11.63        37,301      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.10      (1.40)       43,578      2.10*(f)      .92*          21
  Year ended 4/30/94 ............          (1.31)       14.30       4.29        43,616      2.10 (f)      .93          139
  Year ended 4/30/93 ............          (1.35)       14.92       4.96        36,155      2.15 (f)     1.55           98
  Year ended 4/30/92 ............          (1.37)       15.51      20.14        31,842      2.15 (f)     1.34          103
  Year ended 4/30/91 ............           (.47)       13.96      16.73        22,552      2.10 (f)     3.23          137
  Year ended 4/30/90 ............           (.67)       12.40       8.85        19,523      2.00 (f)     3.85          120
  Year ended 4/30/89 ............          (1.07)       11.97      14.66         5,128      2.00 (f)     4.31          103
  10/23/87+ to 4/30/88 ..........           (.06)       11.45      15.10         2,344      2.00*(f)     2.44*          72
  Class C
  Year ended 7/31/96 ............          $(.81)      $15.89       7.34%       $3,157      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.57      11.62         4,113      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.11      (1.40)        4,317      2.10*(f)      .93*          21
  8/2/93++ to 4/30/94 ...........          (1.31)       14.31        .45         4,289      2.10*(f)      .69*         139

Balanced Shares
  Class A
  Year ended 7/31/96 ............         $(1.89)      $14.01       5.23%     $102,567      1.38%        2.41%         227%
  Year ended 7/31/95 ............           (.38)       15.08      15.99       122,033      1.32         3.12          179
  Period ended 7/31/94** ........           (.57)       13.38      (3.21)      157,637      1.27*        2.50*         116
  Year ended 9/30/93 ............           (.43)       14.40      12.52       172,484      1.35         2.50          188
  Year ended 9/30/92 ............           (.45)       13.20       8.14       143,883      1.40         3.26          204
  Year ended 9/30/91 ............           (.40)       12.64      25.52       154,230      1.44         3.75           70
  Year ended 9/30/90 ............          (2.03)       10.41     (13.12)      140,913      1.36         4.01          169
  Year ended 9/30/89 ............          (1.00)       14.13      22.27       159,290      1.42         3.29          132
  Year ended 9/30/88 ............          (3.19)       12.53      (1.10)      111,515      1.42         3.74          190
  Year ended 9/30/87 ............           (.60)       16.33      15.80       129,786      1.17         4.14          136
  Class B
  Year ended 7/31/96 ............         $(1.79)      $13.79       4.45%      $18,393      2.16%        1.61%         227%
  Year ended 7/31/95 ............           (.30)       14.88      15.07        15,080      2.11         2.30          179
  Period ended 7/31/94** ........           (.51)       13.23      (3.80)       14,347      2.05*        1.73*         116
  Year ended 9/30/93 ............           (.37)       14.27      11.65        12,789      2.13         1.72          188
  Year ended 9/30/92 ............           (.39)       13.13       7.32         6,499      2.16         2.46          204
  2/4/91++ to 9/30/91 ...........           (.28)       12.61       8.96         1,830      2.13*        3.19*          70
  Class C
  Year ended 7/31/96 ............         $(1.79)      $13.81       4.52%       $6,096      2.15%        1.63%         227%
  Year ended 7/31/95 ............           (.30)       14.89      15.06         5,108      2.09         2.32          179
  Period ended 7/31/94** ........           (.51)       13.24      (3.80)        6,254      2.03*        1.81*         116
  5/3/93++ to 9/30/93 ...........           (.17)       14.28       6.01         1,487      2.29*        1.47*         188

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .........          $(.40)      $10.96       6.30%       $1,402      2.32%        4.64%         120%
  Year ended 10/31/95 ...........           (.51)       10.70      16.22         1,398      2.38         5.44           92
  3/25/94++ to 10/31/94 .........           (.25)        9.69       (.54)          600      2.52*        6.11*         126
  Class B
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.95       5.88%       $4,789      3.03%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.70      15.55         3,769      3.09         4.73           92
  3/25/94++ to 10/31/94 .........           (.22)        9.68       (.99)        1,998      3.09*        5.07*         126
  Class C
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.92       5.89%      $46,629      3.02%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.67      15.47        49,107      3.02         4.81           92
  Year ended 10/31/94 ...........           (.46)        9.66      (3.44)       64,027      2.67         3.82          126
  Year ended 10/31/93 ...........           (.36)       10.47      10.65       106,034      2.32         6.85          101
  Year ended 10/31/92 ...........           (.47)        9.80       2.70       152,617      2.33         5.47          108
  10/25/91+ to 10/31/91 .........           (.01)       10.00        .11        41,813      0.00*(f)      .94*           0

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .........          $(.26)      $10.28       3.24%       $2,911      1.50%        1.34%          38%
  Year ended 11/30/95 ...........           (.45)       10.22      19.32         2,748      1.50 (f)     2.48 (f)      162
  Year ended 11/30/94 ...........           (.48)        8.97      (4.86)        1,068      1.50 (f)     4.13           30
  10/18/93+ to 11/30/93 .........           0.00         9.92       (.80)          229      1.50*(f)     2.35*          11
  Class B
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.27       3.02%      $12,934      2.20%         .64%          38%
  Year ended 11/30/95 ...........           (.39)       10.20      18.40        10,988      2.20 (f)     1.60 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.96      (5.59)        2,353      2.20 (f)     3.53           30
  10/18/93+ to 11/30/93 .........           0.00         9.91       (.90)          244      2.20*(f)     2.84*          11
  Class C
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.28       2.92%       $4,532      2.20%         .66%          38%
  Year ended 11/30/95 ...........           (.39)       10.22      18.63         3,500      2.20 (f)     1.88 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.97      (5.58)        2,651      2.20 (f)     3.60           30
  10/27/93+ to 11/30/93 .........           0.00         9.92       (.80)           18      2.20*(f)     3.08*          11
----------------------------------------------------------------------------------------------------------------------------------

                                          Net                             Net             Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In    Dividends From   Distributions
                                       Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                 Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ---------------------              ------------  --------------  ---------------  ---------------  --------------  --------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........       $ 2.71          $ .03           $ .35           $ .38           $ (.03)         $ (.21)
  Year ended 10/31/95 .............         2.35            .02             .52             .54             (.06)           (.12)
  Year ended 10/31/94 .............         2.61            .06            (.08)           (.02)            (.06)           (.18)
  Year ended 10/31/93 .............         2.48            .06             .29             .35             (.06)           (.16)
  Year ended 10/31/92 .............         2.52            .06             .11             .17             (.06)           (.15)
  Year ended 10/31/91 .............         2.28            .07             .56             .63             (.09)           (.30)
  Year ended 10/31/90 .............         3.02            .09            (.30)           (.21)            (.10)           (.43)
  Year ended 10/31/89 .............         3.05            .10             .43             .53             (.08)           (.48)
  Year ended 10/31/88 .............         3.48            .10             .33             .43             (.08)           (.78)
  Year ended 10/31/87 .............         3.52            .11            (.03)            .08             (.12)           0.00
  Year ended 10/31/86 .............         3.01            .12             .92            1.04             (.13)           (.40)
  Year ended 10/31/85 .............         2.93            .14             .42             .56             (.15)           (.33)
  Class B
  11/1/95 to 4/30/96+++............       $ 2.69          $ .02           $ .36           $ .38           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .49             .50             (.03)           (.12)
  Year ended 10/31/94..............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  Year ended 10/31/93..............         2.47            .05             .28             .33             (.04)           (.16)
  Year ended 10/31/92..............         2.52            .04             .11             .15             (.05)           (.15)
  2/8/91++ to 10/31/91.............         2.40            .04             .12             .16             (.04)           0.00
  Class C
  11/1/95 to 4/30/96+++............       $ 2.70          $ .02           $ .35           $ .37           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .50             .51             (.03)           (.12)
  Year ended 10/31/94 .............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  5/3/93++ to 10/31/93 ............         2.43            .02             .17             .19             (.02)           0.00
----------------------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                  1991        1992        1993       1994        1995        1996
All-Asia Investment Fund
         Class A                   --          --          --         --       10.57%#        --
         Class B                   --          --          --         --       11.32%#        --
         Class C                   --          --          --         --       11.38%#        --
Growth Fund
         Class A                 8.79%#      1.94%       1.84%      1.46%         --          --
         Class B                 3.06%       2.65%       2.52%      2.13%         --          --
         Class C                   --          --          --       2.13#         --          --
Premier Growth
         Class A                   --        3.33%#        --         --          --          --
         Class B                   --        3.78%#        --         --          --          --
         Net investment income ratios for Premier Growth would have been (.25%#) for
         Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
         Class A                   --          --          --         --        2.61%         --
         Class B                   --          --          --         --        3.27%         --
         Class C                   --          --          --         --        3.31%         --
Strategic Balanced Fund
         Class A                11.59%#      2.05%       1.85%      1.70%1      1.81%       1.76%
                                                                    1.94%#2
         Class B                 2.93%       2.70%       2.56%      2.42%1      2.49%       2.47%
                                                                    2.64%#2
         Class C                   --          --          --       2.07%#1     2.50%       2.48%
                                                                    2.64%#2
Income Builder Fund
         Class A                   --          --          --         --          --          --
         Class B                   --          --          --         --          --          --
         Class C                 1.99%#        --          --         --          --          --
Utility Income Fund
         Class A                   --          --      145.63%#    13.72%       4.86%#        --
         Class B                   --          --      133.62%#    14.42%       5.34%#        --
         Class C                   --          --      148.03%#    14.42%       5.99%#        --

-----------------------
     #  annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                  Total     Net Assets             Ratio Of Net
         Total      Net Asset   Investment   At End Of   Ratio Of   Investment
       Dividends      Value    Return Based   Period     Expenses   Income (Loss)
         And         End Of    on Net Asset   (000's    To Average   To Average     Portfolio
     Distributions   Period     Value(a)     omitted    Net Assets   Net Assets   Turnover Rate
     -------------   ------   ------------  ---------   ----------  ------------  -------------


       $ (.24)       $ 2.85       14.46%    $518,880       .95%        1.74%           43%
         (.18)         2.71       24.21      458,158      1.05         1.88           142
         (.24)         2.35        (.67)     414,386      1.03         2.36            68
         (.22)         2.61       14.98      459,372      1.07         2.38            91
         (.21)         2.48        7.23      417,018      1.09         2.63           104
         (.39)         2.52       31.03      409,597      1.14         2.74            84
         (.53)         2.28       (8.55)     314,670      1.09         3.40            76
         (.56)         3.02       21.59      377,168      1.08         3.49            79
         (.86)         3.05       16.45      350,510      1.09         3.09            66
         (.12)         3.48        2.04      348,375       .86         2.77            60
         (.53)         3.52       34.92      347,679       .81         3.31            11
         (.48)         3.01       19.53      275,681       .95         3.78            15

       $ (.23)       $ 2.84       14.53%    $189,725      1.76%         .92%           43%
         (.15)         2.69       22.84      136,758      1.86         1.05           142
         (.22)         2.34       (1.50)     102,546      1.85         1.56            68
         (.20)         2.60       14.22       76,633      1.90         1.58            91
         (.20)         2.47        6.22       29,656      1.90         1.69           104
         (.04)         2.52        6.83       10,221      1.99*        1.67*           84

      $  (.23)     $   2.84       14.07%    $ 50,483      1.74%         .93%           43%
         (.15)         2.70       23.30       35,835      1.84         1.04           142
         (.22)         2.34       (1.50)      19,395      1.84         1.61            68
         (.02)         2.60        7.85        7,774      1.96*        1.45*           91
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Please refer to the footnotes on page 16.

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                                   Glossary
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The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of
Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

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                           Description Of The Funds
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Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities;
(iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis;
(vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities;
(ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies
(i) organized under U.S. law that have their principal office in the U.S., and
(ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At
August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";
(iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options;
(vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;
(vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants;
(iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts;
(x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets;
(vi) enter into repurchase agreements on up to 25% of its total assets;
(vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See " Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;
(vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;
(viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or
(iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and
(vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3967.9 on September 13, 1996, up 7% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year, as a result of lower economic growth and decreased tax revenue. The PSBR estimate for the 1996-97 fiscal year has also been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the economic and monetary union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1994, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at an almost identical level to that of the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993 is not assured. Unless Ryutaro Hashimato, the current prime minister, calls for an earlier election, the next general election will take place in July 1997. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practice--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greatermarket risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

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                              PURCHASE AND SALE
--------------------------------------------------------------------------------
                                  OF SHARES
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HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                         Initial Sales Charge
                             as % of                          Commission to
                            Net Amount        as % of        Dealer/Agent as %
Amount Purchased             Invested      Offering Price     of Offering Price
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Less than $100,000             4.44%          4.25%                 4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000             3.36           3.25                  3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000             2.30           2.25                  2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000           1.78           1.75                  1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

              Year Since Purchase                             CDSC
              -----------------------------------------------------
              First.......................................    4.0%
              Second......................................    3.0%
              Third.......................................    2.0%
              Fourth......................................    1.0%
              Fifth.......................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being redeemed or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares
The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


The Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                           Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

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                           MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                    Principal occupation
                                                                       during the past
    Fund                        Employee; year; title                     five years
----------------------------------------------------------------------------------------
The Alliance Fund               Alfred Harrison since 1989--           Associated with
                                Vice Chairman of Alliance Capital      Alliance
                                Management Corporation
                                ("ACMC")*

                                Paul H. Jenkel since 1985--            Associated with
                                Senior Vice President of ACMC          Alliance

Growth Fund                     Tyler Smith since inception--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       July 1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital
                                                                       Management
                                                                       Corporation
                                                                       ("Equitable
                                                                         Capital")**

Premier Growth Fund             Alfred Harrison since inception--      (see above)
                                (see above)

Technology Fund                 Peter Anastos since 1992--             Associated with
                                Senior Vice President of ACMC          Alliance

                                Gerald T. Malone since 1992--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       1992; prior
                                                                       thereto
                                                                       associated with
                                                                       College
                                                                       Retirement
                                                                       Equities Fund

Quasar Fund                     Alden M. Stewart since 1994--          Associated with
                                Executive Vice President of ACMC       Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Randall E. Haase since 1994--          Associated with
                                Senior Vice President of ACMC          Alliance since July
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Timothy Rice since 1993--              Associated with
                                Vice President of ACMC                 Alliance

International Fund              A. Rama Krishna since 1993--           Associated with
                                Senior Vice President of ACMC          Alliance since
                                and director of Asian Equity           1993, prior
                                research                               thereto,
                                                                       Chief Investment
                                                                       Strategist and
                                                                       Director--Equity
                                                                       Research for CS
                                                                       First Boston

Worldwide Privatization         Mark H. Breedon since inception---     Associated with
                                Senior Vice President of ACMC          Alliance
                                and Director and Vice President
                                of Alliance Capital Limited ***

New Europe Fund                 Nigel Hankin since 1996---             Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

                                Gregory Eckersley since 1996---        Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

All-Asia Investment             A. Rama Krishna since inception--      (see above)
Fund                            (see above)

Global Small Cap                Alden M. Stewart since 1994--          (see above)
Fund                            (see above)

                                Randall E. Haase since 1994--          (see above)
                                (see above)

                                Timothy Rice since 1993--              (see above)
                                (see above)

                                Ronald L. Simcoe since 1993--          Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital



                                                                     Principal occupation
                                                                       during the past
         Fund                  Employee; year; title                      five years
------------------------------------------------------------------------------------------
Strategic Balanced              Robert G. Heisterberg                  Associated with
Fund                            since 1996--Senior Vice                Alliance
                                President of ACMC

Balanced Shares                 Kevin J. O'Brien since 1996--          Associated with
                                Senior Vice President of ACMC          Alliance

Income Builder Fund             Andrew M. Aran since 1994--            Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       March 1991; prior
                                                                       thereto, a Vice
                                                                       President of
                                                                       PaineWebber, Inc.

                                Thomas M. Perkins since 1991--         Associated with
                                Senior Vice President of ACMC          Alliance

Utility  Income Fund            Gregory Allison since 1995--           Associated with
                                Portfolio Manager of Utility           Alliance since
                                Income Fund                            1994; prior thereto
                                                                       associated with
                                                                       Gabelli & Co.

Growth & Income                 Paul Rissman since 1994--              Associated with
Fund                            Vice President of ACMC                 Alliance
----------------------------------------------------------------------------------------

  *  The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND
Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of [September 30,] 1996, OAM had approximately [$1.5] billion in assets under management.


OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of [September 30, 1996] of approximately [$11.4] billion.


DISTRIBUTION SERVICES AGREEMENTS
Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more
"Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:



                                      Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                    -------------------------------------------------
                                               Class B                Class C
Alliance Fund .....................   $ 1,985,734     (6.26%)  $  581,997     (5.77%)
Growth Fund .......................   $43,429,599     (2.89%)  $1,079,385     (0.48%)
Premier Growth Fund ...............   $ 5,101,361     (2.14%)  $  267,542     (1.29%)
Technology Fund ...................   $ 9,244,048     (3.34%)  $  398,864     (0.92%)
Quasar Fund .......................   $   764,753     (4.61%)  $  159,240     (9.88%)
International Fund ................   $ 2,164,342     (2.99%)  $  588,872     (2.18%)
Worldwide Privatization Fund ......   $ 4,025,624     (4.85%)  $   62,445     (2.62%)



                                       Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                  --------------------------------------------------

                                               Class B                Class C
New Europe Fund ..............    $2,109,619       (4.94%)    $  394,639       (3.89%)
All-Asia Investment Fund .....    $  552,379      (10.68%)    $   25,680       (4.30%)
Global Small Cap Fund ........    $1,345,113       (9.44%)    $  442,584      (10.74%)
Strategic Balanced Fund ......    $  957,033       (3.36%)    $  290,100       (9.19%)
Balanced Shares ..............    $1,233,618       (6.71%)    $  349,587       (5.73%)
Income Builder Fund ..........    $  526,493      (13.97%)    $1,642,685       (3.35%)
Utility Income Fund ..........    $  725,771       (6.6%)     $  293,252       (8.4%)
Growth and Income Fund .......    $3,367,375       (2.46%)    $  638,657       (1.78%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                  And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                             General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                  1. YOUR ACCOUNT REGISTRATION (Please Print)
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[_] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Owner's Name (First Name)              (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Joint Owner's Name*  (First Name)      (MI)            (Last Name)
 *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Custodian-One Name Only (First Name)   (MI)            (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Minor (First Name)                     (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Minor's Social Security Number (Required to open account)    Under the State
 of _____ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust

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 Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|
 Trust Dated                             Tax ID or Social Security Number
                                         (Required to open account)

[_] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Corporation, Partnership, Investment only retirement plan, or other Entity

|_|_|_|_|_|_|_|_|_|                     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Tax ID Number                           Trustee Name (Retirement Plans Only

--------------------------------------------------------------------------------
                                2. YOUR ADDRESS
--------------------------------------------------------------------------------

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 City                               State               Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 If Non-U.S., Specify Country

|_|_|_|-|_|_|_|-|_|_|_|_|               |_|_|_|-|_|_|_|-|_|_|_|_|
 Daytime Phone                           Evening Phone

I am a: [ ] U.S. Citizen         [ ] Non-Resident Alien
        [ ] Resident Alien       [ ] Other

             ++                                              ++
             +                                                +


                             For Alliance Use Only


             +                                                +
             ++                                              ++

--------------------------------------------------------------------------------
                          3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain Distribution Options:

-----------------------------------
       BROKER/DEALER USE ONLY
           WIRE CONFIRM #
-----------------------------------

-----------------------------------

R  Reinvest distributions into my fund account.
   ----------------------

C  Send my distributions in cash to the address I have provided in Section 2.
   -----------------------------
   (Complete Section 4D for direct deposit to your bank account. Complete
   Section 4E for payment to a third party).

D  Direct my distributions to another Alliance fund. Complete the appropriate
   ------------------------------------------------
   portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

----------------------------- ---------------------------------------------- -----------------------
                                               CLASS OF SHARES
 Make all checks payable to:  ----------------------------------------------  DISTRIBUTIONS OPTIONS
   Alliance Fund Services                       CONTINGENT                          "CIRCLE"
                               INITIAL SALES     DEFERRED      ASSET-BASED   -----------------------
-----------------------------     CHARGE       SALES CHARGE    SALES CHARGE                CAPITAL
     ALLIANCE FUND NAME              A               B               C         DIVIDENDS    GAINS
----------------------------- --------------- -------------- --------------- ------------ ----------

The Alliance Fund              $         (44)  $        (43)  $        (344)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth Fund                              (31)           (01)           (331)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Premier Growth Fund                      (78)           (79)           (378)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Technology Fund                          (82)          (282)           (382)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Quasar Fund                              (26)           (29)           (326)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
International Fund                       (40)           (41)           (340)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Worldwide Privatization Fund            (112)          (212)           (312)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
New Europe Fund                          (62)           (58)           (362)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
All-Asia Investment Fund                (118)          (218)           (318)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Global Small Cap Fund                    (45)           (48)           (345)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)           (02)           (332)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Balanced Shares                          (96)           (75)           (396)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Income Builder Fund                     (111)          (211)           (311)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Utility Income Fund                      (09)          (209)           (309)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth & Income Fund                     (94)           (74)           (394)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT        $               $              $
----------------------------- ----------------------------------------------

MY SOCIAL SECURITY (TAX
IDENTIFICATION) NUMBER IS: ----- ----- ----- ----- ----- ----- ----- ----- -----

                           ----- ----- ----- ----- ----- ----- ----- ----- -----
--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-------------------------------------
 A. AUTOMATIC INVESTMENT PLANS (AIP)
-------------------------------------
[_] WITHDRAW FROM MY BANK ACCOUNT
I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                    Monthly Dollar Amount       Day of Withdrawal
Fund Name           ($25 minimum)               (1st thru 31st)        Circle "all" or applicable months
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------

* Your bank must be a member of the National Automated Clearing House Association (NACHA).

[_] DIRECT MY DISTRIBUTIONS
As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name        "From" Fund Account # (if existing)     "To" Fund Name          "To" Fund Account # (if existing)
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

[_] EXCHANGE SHARES MONTHLY
I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                        "From" Fund Account #    Dollar Amount  Day of Exchange**                       "To" Fund Account #
"From" Fund Name        (if existing)            ($25 minimum)  (1st thru 31st)    "To" Fund Name       (if existing)
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange". (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

--------------------------------------
 B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
--------------------------------------
In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at
least:     .$10,000 for monthly payments,     .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares           Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------



PLEASE SEND MY SWP PROCEEDS TO:
   [_] MY CHECKING ACCOUNT (via EFT) -                           (1st-31st)
                                                                 ----------
       I would like to have these payments occur on or about the            of
                                                                 ----------
       the months circled above. (Complete Section 4D)
   [_] MY ADDRESS OF RECORD (via CHECK)
   [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

C. PURCHASES AND REDEMPTIONS VIA EFT

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  Purchases and Redemptions via EFT
  / / I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to with-draw money or credit money for such shares via EFT from the bank account I have selected.

      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

D. BANK INFORMATION

  This bank account information will be used for:
  / / Distributions (Section 3)
  / / Automatic Investments (Section 4A)
  / / Systematic Withdrawals (Section 4B)
  / / Telephone Transactions (Section 4C)

  Please attach a voided check:
  ----------------------------------------------------------------------------
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                   Tape Preprinted Voided Check Here.                     |
  |             We cannot Establish These Services Without it.               |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  ----------------------------------------------------------------------------
  Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear or bank records.

E. THIRD PARTY PAYMENT DETAILS

  This third party payee information will be used for:
  / / Distributions (Section 3)     / / Systematic Withdrawals (Section 4B)

     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Name
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 1
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 2
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 3

F. REDUCED CHARGES (CLASS A ONLY)

  If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

  A. Right of Accumulation
  / / Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

  B. Statement of Intent
  / / I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.
  / / $100,000     / / $250,000     / / $500,000      / / $1,000,000
      If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

  -------------------------  -------------------------  ------------------------
  Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
          5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

/ / I do not elect the telephone exchange service.
         ---
/ / I do not elect the telephone redemption by check service.
         ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

---------------------------------  ---------------
Signature                          Date

---------------------------------  ---------------  ----------------------------
Signature                          Date             Acceptance Date

--------------------------------------------------------------------------------
        DEALER/AGENT AUTHORIZATION For selected Dealers or agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

---------------------------------  ---------------------------------------------
Dealer/Agent Firm                  Authorized Signature

---------------------------------  ---------------  ----------------------------
Representative First Name          MI               Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                               State            Zip Code
                                   (    )
--------------------------------------------------------------------------------
Branch Number                      Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS


    THE ALLIANCE FUND          INTERNATIONAL FUND       STRATEGIC BALANCED FUND

       GROWTH FUND        WORLDWIDE PRIVATIZATION FUND      BALANCED SHARES

   PREMIER GROWTH FUND           NEW EUROPE FUND          INCOME BUILDER FUND

     TECHNOLOGY FUND        ALL-ASIA INVESTMENT FUND      UTILITY INCOME FUND

       QUASAR FUND            GLOBAL SMALL CAP FUND      GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application         For certified or overnight deliveries,
and mail it to:                         send to:
      Alliance Fund Services, Inc.      Alliance Fund Services, Inc.
      P.O. Box 1520                     500 Plaza Drive
      Secaucus, New Jersey 07096-1520   Secaucus, New Jersey 07094

---------
Section 1  Your Account Registration (Required)
---------
 Complete one of the available choices.  To ensure proper tax reporting to the
  IRS:
    .   Individuals, Joint Tenants and Gift/Transfer to a Minor:
                . Indicate your name(s) exactly as it appears on your social security card.

    .   Trust/Other:
                . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2  Your Address (Required)
---------
 Complete in full.

---------
Section 3  Your Initial Investment (Required)
---------

 For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
 Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4  Your Shareholder Options (Complete only those options you want)
---------
 A.Automatic Investment Plans (AIP)-You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
 B.Systematic Withdrawal Plans (SWP)-Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
 C.Telephone Transactions via EFT-Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
 D.Bank Information-If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.
 E.Third Party Payment Details-If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.
 F.Reduced Charges (Class A Only)-Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5  Shareholder Authorization (Required)
---------
 All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

 If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
  (800) 221-5672.

                                 The Alliance
             ----------------------------------------------------
                                  Stock Funds
             ----------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618



                          Prospectus and Application
                                (Advisor Class)
                                October 1, 1996

Domestic Stock Funds                              Global Stock Funds

-The Alliance Fund                                -Alliance International Fund
-Alliance Growth Fund                             -Alliance Worldwide
-Alliance Premier Growth Fund                       Privatization Fund
-Alliance Technology Fund                         -Alliance New Europe Fund
-Alliance Quasar Fund                             -Alliance All-Asia Investment
                                                    Fund
                                                  -Alliance Global Small Cap
                                                    Fund

                         Total Return Funds

                         -Alliance Strategic Balanced Fund
                         -Alliance Balanced Shares
                         -Alliance Income Builder Fund
                         -Alliance Utility Income Fund
                         -Alliance Growth and Income Fund



Table of Contents                                                           Page

The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Glossary ..................................................................    6
Description of the Funds ..................................................    7
  Investment Objectives and Policies ......................................    7
  Additional Investment Practices .........................................   15
  Certain Fundamental Investment Policies .................................   22
  Risk Considerations .....................................................   24
Purchase and Sale of Shares ...............................................   28
Management of the Funds ...................................................   30
Dividends, Distributions and Taxes ........................................   31
Conversion Feature ........................................................   33
General Information .......................................................   41

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105



The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                               Alliance(R)
                                               Investing without the Mystery(SM)


(R)/(SM) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance


The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.



Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.
Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.
Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.
Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-- Conversion to Class A Shares." Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has at least an aggregate of $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."


                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
        Maximum sales charge imposed on purchases........          None
        Sales charge imposed on dividend reinvestments...          None
        Deferred sales charge............................          None
        Exchange fee.....................................          None
--------------------------------------------------------------------------------

           Operating Expenses
----------------------------------------
Alliance Fund              Advisor Class
                           -------------
Management fees                 .71%
12b-1 fees                     None

Other expenses (a)              .18%
                               ----
Total fund
    operating expenses (b)      .89%
                               ====

Growth Fund                Advisor Class
                           -------------

Management fees                 .75%
12b-1 fees                     None

Other expenses (a)              .30%
                               ----
Total fund
    operating expenses (b)     1.05%
                               ====

Premier Growth Fund        Advisor Class
                           -------------

Management fees                1.00%
12b-1 fees                     None

Other expenses (a)              .38%
                               ----
Total fund
    operating expenses (b)     1.38%
                               ====

Technology Fund            Advisor Class
                           -------------
Management fees (g)            1.14%
12b-1 fees                     None

Other expenses (a)              .31%
                               ----
Total fund
    operating expenses (b)     1.45%
                               ====

Quasar Fund                Advisor Class
                           -------------

Management fees (g)            .100%
12b-1 fees                     None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.62%
                               ====

International Fund         Advisor Class
                           -------------
Management fees (g)             .92%
12b-1 fees                     None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.55%
                               ====

               Examples
---------------------------------------
                          Advisor Class
                          -------------
After 1 year                   $  9
After 3 years                  $ 28


                          Advisor Class
                          -------------
After 1 year                   $ 11
After 3 years                  $ 33


                          Advisor Class
                          -------------
After 1 year                   $ 14
After 3 years                  $ 43


                          Advisor Class
                          -------------
After 1 year                   $ 15
After 3 years                  $ 45


                          Advisor Class
                          -------------
After 1 year                   $ 16
After 3 years                  $ 50


                          Advisor Class
                          -------------
After 1 year                   $ 16
After 3 years                  $ 48


--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

             Operating Expenses                                            Examples
  ------------------------------------------               ------------------------------------------
Worldwide Privatization Fund   Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 16
  12b-1 fees                         None                  After 3 years                     $ 49
  Other expenses (a)                  .57%
                                     ----
  Total fund
     operating expenses (b)          1.57%
                                     ====

New Europe Fund                Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.07%                 After 1 year                      $ 19
  12b-1 fees                         None                  After 3 years                     $ 57
  Other expenses (a)                  .77%
                                     ----
  Total fund
     operating expenses (b)          1.84%
                                     ====

All-Asia Investment Fund       Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 41
    (after waiver) (c)               0.00%                 After 3 years                     $122
  12b-1 fees                         None
  Other expenses
    Administration fees
      (after waiver) (d)             0.00%
    Other operation expenses (a)
      (after reimbursement) (e)      4.12%
                                     ----
  Total other expenses               4.12%
                                     ----
  Total fund
     operating expenses (b) (e)      4.12%
                                     ====

Global Small Cap Fund          Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 22
  12b-1 fees                         None                  After 3 years                     $ 68
  Other expenses (a)                 1.21%
                                     ----
  Total fund
     operating expenses (b) (f)      2.21%
                                     ====

Strategic Balanced Fund        Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 11
    (after waiver) (c)                .38%                 After 3 years                     $ 34
  12b-1 fees                         None
  Other expenses (a)
    (after reimbursement) (e)         .72%
                                     ----
  Total fund
     operating expenses (b) (e)      1.10%
                                     ====

Balanced Fund                  Advisor Class                                           Advisor Class
                               -------------                                           -------------
  Management fees                     .63%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 36
  Other expenses (a)                  .51%
                                     ----
  Total fund
     operating expenses (b)          1.14%
                                     ====

Income Builder Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                     .75%                 After 1 year                      $ 21
  12b-1 fees                         None                  After 3 years                     $ 65
  Other expenses (a)                 1.33%
                                     ----
  Total fund
     operating expenses (b)          2.08%
                                     ====

Utility Income Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    0.00%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 38
  Other expenses (a)                 1.20%
                                     ----
  Total fund
     operating expenses (f)          1.20%
                                     ====

           Operating Expenses                                           Examples
  -------------------------------------                    -------------------------------------
Growth and Income Fund    Advisor Class                                            Advisor Class
                          -------------                                            -------------
  Management fees               .53%                       After 1 year                $  9
  12b-1 fees                   None                        After 3 years               $ 27
  Other expenses (a)            .32%
                               ----
  Total fund
     operating expenses (b)     .85%
                               ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administion agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71%, and total fund operating expenses for Strategic Balanced Fund would have been 1.76%. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At August 31, 1996, approximately [36]% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "-- Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At August 31, 1996, approximately [40%] of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in pre-payments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3967.9 on September 13, 1996, up 7% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year, as a result of lower economic growth and decreased tax revenue. The PSBR estimate for the 1996-97 fiscal year has also been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the economic and monetary union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at an almost identifical level to that of the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993 is not assured. Unless Ryutaro Hashimoto, the current prime minister, calls for an earlier election, the next general election will take place in July 1997. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practice--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

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                               Purchase And Sale
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                                   Of Shares
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HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature." The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has at least an aggregate of $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.


The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

-------------------------------------------------------------------------------
Management Of The Funds
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                         Principal occupation
                                                            during the past
      Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
The Alliance Fund       Alfred Harrison since 1989--         Associated with
                        Vice Chairman of Alliance            Alliance
                        Capital Management Corporation
                        ("ACMC")*

                        Paul H. Jenkel since 1985--          Associated with
                        Senior Vice President of ACMC        Alliance

Growth Fund             Tyler Smith since inception--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**

Premier Growth Fund     Alfred Harrison since inception--    (see above)
                        (see above)

Technology Fund         Peter Anastos since 1992--           Associated with
                        Senior Vice President of ACMC        Alliance

                        Gerald T. Malone since 1992--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund             Alden M. Stewart since 1994--        Associated with
                        Executive Vice President of ACMC     Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Randall E. Haase since 1994--        Associated with
                        Senior Vice President of ACMC        Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Timothy Rice since 1993--            Associated with
                        Vice President of ACMC               Alliance

International Fund      A. Rama Krishna since 1993--         Associated with
                        Senior Vice President of ACMC        Alliance since
                        and director of Asian Equity         1993, prior
                        research                             thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

Worldwide Privatization Mark H. Breedon since inception---   Associated with
                        Senior Vice President of ACMC        Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Nigel Hankin since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

                        Gregory Eckersley since 1996--       Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

All-Asia Investment     A. Rama Krishna since inception--    (see above)
Fund                    (see above)

Global Small Cap        Alden M. Stewart since 1994--        (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--        (see above)
                        (see above)

                        Timothy Rice since 1993--            (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--        Associated with
                        Vice President of ACMC               Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced      Robert G. Heisterberg since 1996--   Associated with
Fund                    Senior Vice President of ACMC        Alliance

Balanced Shares         Kevin J. O'Brien since 1996--        Associated with
                        Senior Vice President of ACMC        Alliance

Income Builder Fund     Andrew M. Aran since 1994--          Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             March 1991; prior
                                                             thereto, a Vice
                                                             President of
                                                             PaineWebber, Inc.

                        Thomas M. Perkins since 1991--       Associated with
                        Senior Vice President of ACMC        Alliance

Utility Income Fund     Paul Rissman since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1994; prior
                                                             thereto
                                                             associated with
                                                             Gabelli & Co.

Growth & Income         Paul Rissman since 1994--            Associated with
Fund                    (see above)                          Alliance
--------------------------------------------------------------------------------

  * The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia
Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of [September 30], 1996, OAM had approximately $[1.5] billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of [September 30], 1996 of approximately $[11.4] billion.

EXPENSES OF THE FUNDS

In addition to the payments to Alliance under the Advisory Agreements described above, each Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the directors or trustees who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities and (x) upon the approval of a Fund's Board of Directors or Trustees, costs of personnel of Alliance or its affiliate rendering clerical, accounting and other office services.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES EACH

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital.
See "Dividends, Distributions and Taxes" in the Statement of Additonal Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              Conversion Feature
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or the plan through which the shareholder acquired the shares, (ii) the fee-based program or plan no longer satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (iii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                               Class A Shares
                                                               --------------
Maximum sales charge imposed on purchases
(as a percentage of offering price) (a)..............           None (sales
                                                               charge waived)

Sales charge imposed on dividend reinvestments.......               None

Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower)............................................               None

Exchange fee.........................................               None

--------------------------------------------------------------------------------

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Alliance Fund              Class A                                    Class A
                           -------                                    -------
Management fees              .71%              After 1 year             $ 11
12b-1 fees                   .19%              After 3 years            $ 34
Other expenses (b)           .18%              After 5 years            $ 60
                            ----               After 10 years           $132
Total fund
   operating expenses       1.08%
                            ====

Growth Fund                Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 43
Other expenses (b)           .30%              After 5 years            $ 74
                            ----               After 10 years           $162
Total fund
   operating expenses       1.35%
                            ====

Premier Growth Fund        Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 18
12b-1 fees                   .37%              After 3 years            $ 55
Other expenses (b)           .38%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

Technology Fund            Class A                                    Class A
                           -------                                    -------
Management fees (g)         1.14%              After 1 year             $ 18
12b-1 fees                   .30%              After 3 years            $ 55
Other expenses (b)           .31%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Quasar Fund                Class A                                    Class A
                           -------                                    -------
Management fees (g)          .99%              After 1 year             $ 19
12b-1 fees                   .21%              After 3 years            $ 58
Other expenses (b)           .63%              After 5 years            $ 99
                            ----               After 10 years           $215
Total fund
   operating expenses       1.83%
                            ====

International Fund         Class A                                    Class A
                           -------                                    -------
Management fees (g)          .92%              After 1 year             $ 17
12b-1 fees                   .17%              After 3 years            $ 54
Other expenses (b)           .63%              After 5 years            $ 93
                            ----               After 10 years           $203
Total fund
   operating expenses       1.72%
                            ====

Worldwide Privatization
  Fund                     Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 19
12b-1 fees                   .30%              After 3 years            $ 59
Other expenses (b)           .57%              After 5 years            $101
                            ----               After 10 years           $219
Total fund
   operating expenses       1.87%
                            ====

New Europe Fund            Class A                                    Class A
                           -------                                    -------
Management fees             1.07%              After 1 year             $ 22
12b-1 fees                   .30%              After 3 years            $ 67
Other expenses (b)           .77%              After 5 years            $115
                            ----               After 10 years           $247
Total fund
   operating expenses       2.14%
                            ====

All-Asia Investment Fund   Class A                                    Class A
                           -------                                    -------
Management fees                                After 1 year             $ 44
(after waiver) (c)          0.00%              After 3 years            $134
12b-1 fees                   .30%              After 5 years            $224
Other expenses                                 After 10 years           $455
   Administration fees
     (after waiver) (f)     0.00%
   Other operating
     expenses (b) (after
     reimbursement) (d)     4.12%
                            ----
   Total other expenses     4.12%
   Total fund               ----
     operating expenses (d) 4.42%
                            ====

Global Small Cap Fund      Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 25
12b-1 fees                   .30%              After 3 years            $ 78
Other expenses (b)          1.21%              After 5 years            $134
                            ----               After 10 years           $285
Total fund
   operating expenses (g)   2.51%
                            ====

Strategic Balanced Fund    Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)         .38%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 44
Other expenses (b)
  (after reimbursement) (d)  .72%              After 5 years            $ 77
                            ----               After 10 years           $168
Total fund
  operating expenses (d)    1.40%
                            ====

Balanced Shares            Class A                                    Class A
                           -------                                    -------
Management fees              .63%              After 1 year             $ 14
12b-1 fees                   .24%              After 3 years            $ 44
Other expenses (b)           .51%              After 5 years            $ 76
                            ----               After 10 years           $166
Total fund
  operating expenses        1.38%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Income Builder Fund        Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 24
12b-1 fees                   .30%              After 3 years            $ 74
Other expenses (b)          1.33%              After 5 years            $127
                            ----               After 10 years           $272
Total fund
  operating expenses        2.38%
                            ====

Utility Income Fund        Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)        0.00%              After 1 year             $ 15
12b-1 fees                   .30%              After 3 years            $ 47
Other expenses (b)          1.20%              After 5 years            $ 82
                            ----               After 10 years           $179
Total fund
  operating expenses (e)    1.50%
                            ====

Growth and Income Fund     Class A                                    Class A
                           -------                                    -------
Management fees              .53%              After 1 year             $ 11
12b-1 fees                   .20%              After 3 years            $ 33
Other expenses (b)           .32%              After 5 years            $ 58
                            ----               After 10 years           $128
Total fund
  operating expenses        1.05%
                            ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash has not been taken into account.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71% for Class A shares and total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27% for Class A shares and total fund operating expenses for All-Asia Investment Fund would have been 10.57% for Class A shares annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86% of Class A shares.
(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A shares of All-Asia Investment Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                        Net                              Net              Net
                                       Asset                         Realized and       Increase
                                       Value                          Unrealized     (Decrease) in    Dividends From  Distributions
                                    Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value  Net Investment     From Net
   Fiscal Year or Period               Period      Income (Loss)      Investments    From Operations      Income      Realized Gains
   ---------------------            ------------   --------------   --------------   ---------------  --------------  --------------

Alliance Fund

  Class A
  12/1/95 to 5/31/96+++.........       $ 7.72          $ .01            $  .47           $  .48          $ (.02)        $ (1.07)
  Year ended 11/30/95 ..........         6.63            .02              2.08             2.10            (.01)          (1.00)
  1/1/94 to 11/30/94**..........         6.85            .01              (.23)            (.22)           0.00            0.00
  Year ended 12/31/93 ..........         6.68            .02               .93              .95            (.02)           (.76)
  Year ended 12/31/92 ..........         6.29            .05               .87              .92            (.05)           (.48)
  Year ended 12/31/91 ..........         5.22            .07              1.70             1.77            (.07)           (.63)
  Year ended 12/31/90 ..........         6.87            .09              (.32)            (.23)           (.18)          (1.24)
  Year ended 12/31/89 ..........         5.60            .12              1.19             1.31            (.04)           0.00
  Year ended 12/31/88 ..........         5.15            .08               .80              .88            (.08)           (.35)
  Year ended 12/31/87 ..........         6.87            .08               .27              .35            (.13)          (1.94)
  Year ended 12/31/86 ..........        11.15            .11               .87              .98            (.10)          (5.16)
  Year ended 12/31/85 ..........         9.18            .20              2.51             2.71            (.23)           (.51)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.........       $29.48          $ .04            $ 3.56           $ 3.60          $ (.19)        $  (.63)
  Year ended 10/31/95 ..........        25.08            .12              4.80             4.92            (.11)           (.41)
  5/1/94 to 10/31/94**..........        23.89            .09              1.10             1.19            0.00            0.00
  Year ended 4/30/94 ...........        22.67           (.01)(c)          3.55             3.54            0.00           (2.32)
  Year ended 4/30/93 ...........        20.31            .05 (c)          3.68             3.73            (.14)          (1.23)
  Year ended 4/30/92 ...........        17.94            .29 (c)          3.95             4.24            (.26)          (1.61)
  9/4/90++ to 4/30/91 ..........        13.61            .17 (c)          4.22             4.39            (.06)           0.00

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.........       $16.09          $(.03)           $ 1.26           $ 1.23          $ 0.00         $ (1.27)
  Year ended 11/30/95 ..........        11.41           (.03)             5.38             5.35            0.00            (.67)
  Year ended 11/30/94 ..........        11.78           (.09)             (.28)            (.37)           0.00            0.00
  Year ended 11/30/93 ..........        10.79           (.05)             1.05             1.00            (.01)           0.00
  9/28/92+ to 11/30/92..........        10.00            .01               .78              .79            0.00            0.00

Technology Fund

  Class A
  12/1/95 to 5/31/96+++.........       $46.64          $(.14)           $ 2.93           $ 2.79          $ 0.00         $ (2.38)
  Year ended 11/30/95 ..........        31.98           (.30)            18.13            17.83            0.00           (3.17)
  1/1/94 to 11/30/94**..........        26.12           (.32)             6.18             5.86            0.00            0.00
  Year ended 12/31/93 ..........        28.20           (.29)             6.39             6.10            0.00           (8.18)
  Year ended 12/31/92 ..........        26.38           (.22)(b)          4.31             4.09            0.00           (2.27)
  Year ended 12/31/91 ..........        19.44           (.02)            10.57            10.55            0.00           (3.61)
  Year ended 12/31/90 ..........        21.57           (.03)             (.56)            (.59)           0.00           (1.54)
  Year ended 12/31/89 ..........        20.35           0.00              1.22             1.22            0.00            0.00
  Year ended 12/31/88 ..........        20.22           (.03)              .16              .13            0.00            0.00
  Year ended 12/31/87 ..........        23.11           (.10)             4.54             4.44            0.00           (7.33)
  Year ended 12/31/86 ..........        20.64           (.14)             2.62             2.48            (.01)           0.00
  Year ended 12/31/85 ..........        16.52            .02              4.30             4.32            (.20)           0.00

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++.........       $24.16          $(.12)(b)        $ 6.42           $ 6.30          $ 0.00         $  4.81
  Year ended 9/30/95 ...........        22.65           (.22)(b)          5.59             5.37            0.00           (3.86)
  Year ended 9/30/94 ...........        24.43           (.60)             (.36)            (.96)           0.00            (.82)
  Year ended 9/30/93 ...........        19.34           (.41)             6.38             5.97            0.00            (.88)
  Year ended 9/30/92 ...........        21.27           (.24)            (1.53)           (1.77)           0.00            (.16)
  Year ended 9/30/91 ...........        15.67           (.05)             5.71             5.66            (.06)           0.00
  Year ended 9/30/90 ...........        24.84            .03 (b)         (7.18)           (7.15)           0.00           (2.02)
  Year ended 9/30/89 ...........        17.60            .02 (b)          7.40             7.42            0.00            (.18)
  Year ended 9/30/88 ...........        24.47           (.08)            (2.08)           (2.16)           0.00           (4.71)
  Year ended 9/30/87(d).........        21.80           (.14)             5.88             5.74            0.00           (3.07)
  Year ended 9/30/86(d).........        17.25           0.00              5.54             5.54            (.03)           (.96)
  Year ended 9/30/85(d).........        14.67            .04              2.87             2.91            (.11)           (.22)

International Fund

  Class A
  Year ended 6/30/96 ...........       $16.81          $ .05            $ 2.51           $ 2.56          $ 0.00         $ (1.05)
  Year ended 6/30/95 ...........        18.38            .04               .01              .05            0.00           (1.62)
  Year ended 6/30/94 ...........        16.01           (.09)             3.02             2.93            0.00            (.56)
  Year ended 6/30/93 ...........        14.98           (.01)             1.17             1.16            (.04)           (.09)
  Year ended 6/30/92 ...........        14.00            .01(b)           1.04             1.05            (.07)           0.00
  Year ended 6/30/91 ...........        17.99            .05             (3.54)           (3.49)           (.03)           (.47)
  Year ended 6/30/90 ...........        17.24            .03              2.87             2.90            (.04)          (2.11)
  Year ended 6/30/89 ...........        16.09            .05              3.73             3.78            (.13)          (2.50)
  Year ended 6/30/88 ...........        23.70            .17             (1.22)           (1.05)           (.21)          (6.35)
  Year ended 6/30/87 ...........        22.02            .15              4.31             4.46            (.03)          (2.75)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                        Total         Net Assets                       Ratio Of Net
                                       Total         Net Asset        Investment       At End Of         Ratio Of       Investment
                                     Dividends         Value         Return Based       Period           Expenses      Income (Loss)
                                        And            End Of        on Net Asset       (000's          To Average       To Average
   Fiscal Year or Period            Distributions      Period          Value (a)        omitted)        Net Assets       Net Assets
   ---------------------            -------------  --------------   --------------   ---------------  --------------  --------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++..........     $  (1.09)      $   7.11           7.42%         $952,789           1.04%            .23%
  Year ended 11/30/95 ............        (1.01)          7.72          37.87           945,309           1.08             .31
  1/1/94 to 11/30/94**............         0.00           6.63          (3.21)          760,679           1.05*            .21*
  Year ended 12/31/93 ............         (.78)          6.85          14.26           831,814           1.01             .27
  Year ended 12/31/92 ............         (.53)          6.68          14.70           794,733            .81             .79
  Year ended 12/31/91 ............         (.70)          6.29          33.91           748,226            .83            1.03
  Year ended 12/31/90 ............        (1.42)          5.22          (4.36)          620,374            .81            1.56
  Year ended 12/31/89 ............         (.04)          6.87          23.42           837,429            .75            1.79
  Year ended 12/31/88 ............         (.43)          5.60          17.10           760,619            .82            1.38
  Year ended 12/31/87 ............        (2.07)          5.15           4.90           695,812            .76            1.03
  Year ended 12/31/86 ............        (5.26)          6.87          12.60           652,009            .61            1.39
  Year ended 12/31/85 ............         (.74)         11.15          31.52           710,851            .59            1.96

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++...........     $   (.82)      $  32.26          12.42%         $395,674           1.28%            .23%
  Year ended 10/31/95 ............         (.52)         29.48          20.18           285,161           1.35             .56
  5/1/94 to 10/31/94**............         0.00          25.08           4.98           167,800           1.35*            .86*
  Year ended 4/30/94 .............        (2.32)         23.89          15.66           102,406           1.40(f)          .32
  Year ended 4/30/93 .............        (1.37)         22.67          18.89            13,889           1.40(f)          .20
  Year ended 4/30/92 .............        (1.87)         20.31          23.61             8,228           1.40(f)         1.44
  9/4/90++ to 4/30/91 ............         (.06)         17.94          32.40               713           1.40*(f)        1.99*

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (1.27)      $  16.05           8.48%         $141,181           1.63%           (.42)%
  Year ended 11/30/95 ............         (.67)         16.09          49.95            72,366           1.75            (.28)
  Year ended 11/30/94 ............         0.00          11.41          (3.14)           35,146           1.96            (.67)
  Year ended 11/30/93 ............         (.01)         11.78           9.26            40,415           2.18            (.61)
  9/28/92+ to 11/30/92............         0.00          10.79           7.90             4,893           2.17*(f)         .91*(f)

Technology Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (2.38)      $  47.05           6.75%         $507,135           1.74%           (.65)%
  Year ended 11/30/95 ............        (3.17)         46.64          61.93           398,262           1.75            (.77)
  1/1/94 to 11/30/94**............         0.00          31.98          22.43           202,929           1.66*          (1.22)*
  Year ended 12/31/93 ............        (8.18)         26.12          21.63           173,732           1.73           (1.32)
  Year ended 12/31/92 ............        (2.27)         28.20          15.50           173,566           1.61            (.90)
  Year ended 12/31/91 ............        (3.61)         26.38          54.24           191,693           1.71            (.20)
  Year ended 12/31/90 ............        (1.54)         19.44          (3.08)          131,843           1.77            (.18)
  Year ended 12/31/89 ............         0.00          21.57           6.00           141,730           1.66             .02
  Year ended 12/31/88 ............         0.00          20.35           0.64           169,856           1.42(f)         (.16)(f)
  Year ended 12/31/87 ............        (7.33)         20.22          19.16           167,608           1.31(f)         (.56)(f)
  Year ended 12/31/86 ............         (.01)         23.11          12.03           147,733           1.13(f)         (.57)(f)
  Year ended 12/31/85 ............         (.20)         20.64          26.24           147,114           1.14(f)          .07(f)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++...........     $  (4.81)      $  25.65          30.84%         $203,483           1.83%          (1.14)%
  Year ended 9/30/95 .............        (3.86)         24.16          30.73           146,663           1.83           (1.06)
  Year ended 9/30/94 .............         (.82)         22.65          (4.05)          155,470           1.67           (1.15)
  Year ended 9/30/93 .............         (.88)         24.43          31.58           228,874           1.65           (1.00)
  Year ended 9/30/92 .............         (.16)         19.34          (8.34)          252,140           1.62            (.89)
  Year ended 9/30/91 .............         (.06)         21.27          36.28           333,806           1.64            (.22)
  Year ended 9/30/90 .............        (2.02)         15.67         (30.81)          251,102           1.66             .16
  Year ended 9/30/89 .............         (.18)         24.84          42.68           263,099           1.73             .10
  Year ended 9/30/88 .............        (4.71)         17.60          (8.61)           90,713           1.28(f)         (.40)(f)
  Year ended 9/30/87(d)...........        (3.07)         24.47          29.61           134,676           1.18(f)         (.56)(f)
  Year ended 9/30/86(d)...........         (.99)         21.80          33.79           144,959           1.18             .02
  Year ended 9/30/85(d)...........         (.33)         17.25          20.29            77,067           1.18             .22


International Fund

  Class A
  Year ended 6/30/96 .............     $  (1.05)      $  18.32          15.83%         $196,261           1.72%            .31%
  Year ended 6/30/95 .............        (1.62)         16.81            .59           165,584           1.73             .26
  Year ended 6/30/94 .............         (.56)         18.38          18.68           201,916           1.90            (.50)
  Year ended 6/30/93 .............         (.13)         16.01           7.86           161,048           1.88            (.14)
  Year ended 6/30/92 .............         (.07)         14.98           7.52           179,807           1.82             .07
  Year ended 6/30/91 .............         (.50)         14.00         (19.34)          214,442           1.73             .37
  Year ended 6/30/90 .............        (2.15)         17.99          16.98           265,999           1.45             .33
  Year ended 6/30/89 .............        (2.63)         17.24          27.65           166,003           1.41             .39
  Year ended 6/30/88 .............        (6.56)         16.09          (4.20)          132,319           1.41             .84
  Year ended 6/30/87 .............        (2.78)         23.70          23.05           194,716           1.30             .77
------------------------------------------------------------------------------------------------------------------------------------


                                            Portfolio
 Fiscal Year or Period                    Turnover Rate
 ---------------------                    -------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++...............         43%
  Year ended 11/30/95 .................         81
  1/1/94 to 11/30/94**.................         63
  Year ended 12/31/93 .................         66
  Year ended 12/31/92 .................         58
  Year ended 12/31/91 .................         74
  Year ended 12/31/90 .................         71
  Year ended 12/31/89 .................         81
  Year ended 12/31/88 .................         65
  Year ended 12/31/87 .................        100
  Year ended 12/31/86 .................         46
  Year ended 12/31/85 .................         62

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++................         15%
  Year ended 10/31/95 .................         61
  5/1/94 to 10/31/94**.................         24
  Year ended 4/30/94 ..................         87
  Year ended 4/30/93 ..................        124
  Year ended 4/30/92 ..................        137
  9/4/90++ to 4/30/91 .................        130

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++................         54%
  Year ended 11/30/95 .................        114
  Year ended 11/30/94 .................         98
  Year ended 11/30/93 .................         68
  9/28/92+ to 11/30/92.................          0

Technology Fund

  Class A
  12/1/95 to 5/31/96+++................         19%
  Year ended 11/30/95 .................         55
  1/1/94 to 11/30/94**.................         55
  Year ended 12/31/93 .................         64
  Year ended 12/31/92 .................         73
  Year ended 12/31/91 .................        134
  Year ended 12/31/90 .................        147
  Year ended 12/31/89 .................        139
  Year ended 12/31/88 .................        139
  Year ended 12/31/87 .................        248
  Year ended 12/31/86 .................        141
  Year ended 12/31/85 .................        259

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++................         87%
  Year ended 9/30/95 ..................        160
  Year ended 9/30/94 ..................        110
  Year ended 9/30/93 ..................        102
  Year ended 9/30/92 ..................        128
  Year ended 9/30/91 ..................        118
  Year ended 9/30/90 ..................         90
  Year ended 9/30/89 ..................         90
  Year ended 9/30/88 ..................         58
  Year ended 9/30/87(d)................         76
  Year ended 9/30/86(d)................         84
  Year ended 9/30/85(d)................         77


International Fund

  Class A
  Year ended 6/30/96 ..................         78%
  Year ended 6/30/95 ..................        119
  Year ended 6/30/94 ..................         97
  Year ended 6/30/93 ..................         94
  Year ended 6/30/92 ..................         72
  Year ended 6/30/91 ..................         71
  Year ended 6/30/90 ..................         37
  Year ended 6/30/89 ..................         87
  Year ended 6/30/88 ..................         55
  Year ended 6/30/87 ..................         58
-----------------------------------------------------------

                                          Net                             Net              Net
                                         Asset                        Realized and       Increase
                                         Value                         Unrealized      (Decrease) In   Dividends From  Distributions
                                      Beginning Of   Net Investment  Gain (Loss) On   Net Asset Value  Net Investment    From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments     From Operations     Income      Realized Gains
  ---------------------               ------------   --------------  --------------   ---------------  -------------- --------------


Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...............       $ 10.18        $  .10           $ 1.85           $ 1.95         $ 0.00         $ 0.00
  Year ended 6/30/95 ...............          9.75           .06              .37              .43           0.00           0.00
  6/2/94+ to 6/30/94 ...............         10.00           .01             (.26)            (.25)          0.00           0.00

New Europe Fund

  Class A
  Year ended 7/31/96 ...............       $ 15.11        $  .18           $ 1.02           $ 1.20         $ 0.00         $ (.47)
  Year ended 7/31/95 ...............         12.66           .04             2.50             2.54           (.09)          0.00
  Period ended 7/31/94** ...........         12.53           .09              .04              .13           0.00           0.00
  Year ended 2/28/94 ...............          9.37           .02(b)          3.14             3.16           0.00           0.00
  Year ended 2/28/93 ...............          9.81           .04             (.33)            (.29)          (.15)          0.00
  Year ended 2/29/92 ...............          9.76           .02(b)           .05              .07           (.02)          0.00
  4/2/90+ to 2/28/91 ...............         11.11(e)        .26             (.91)            (.65)          (.26)          (.44)

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.45        $ (.10)          $ 1.92           $ 1.82         $ 0.00         $ (.08)
  11/28/94+ to 10/31/95 ............         10.00          (.19)(c)          .64              .45           0.00           0.00

Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...............       $ 10.38        $ (.14)          $ 1.90           $ 1.76         $ 0.00         $ (.53)
  Year ended 7/31/95 ...............         11.08          (.09)            1.50             1.41           0.00          (2.11)(j)
  Period ended 7/31/94** ...........         11.24          (.15)            (.01)            (.16)          0.00           0.00
  Year ended 9/30/93 ...............          9.33          (.15)            2.49             2.34           0.00           (.43)
  Year ended 9/30/92 ...............         10.55          (.16)           (1.03)           (1.19)          0.00           (.03)
  Year ended 9/30/91 ...............          8.26          (.06)            2.35             2.29           0.00           0.00
  Year ended 9/30/90 ...............         15.54          (.05)(b)        (4.12)           (4.17)          0.00          (3.11)
  Year ended 9/30/89 ...............         11.41          (.03)            4.25             4.22           0.00           (.09)
  Year ended 9/30/88 ...............         15.07          (.05)           (1.83)           (1.88)          0.00          (1.78)
  Year ended 9/30/87 ...............         15.47          (.07)            4.19             4.12           (.04)         (4.48)

Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...............       $ 17.98        $  .35           $ 1.08           $ 1.43         $ (.32)        $ (.61)
  Year ended 7/31/95 ...............         16.26           .34(c)          1.64             1.98           (.22)          (.04)
  Period ended 7/31/94** ...........         16.46           .07(c)          (.27)            (.20)          0.00           0.00
  Year ended 4/30/94 ...............         16.97           .16(c)           .74              .90           (.24)         (1.17)
  Year ended 4/30/93 ...............         17.06           .39(c)           .59              .98           (.42)          (.65)
  Year ended 4/30/92 ...............         14.48           .27(c)          2.80             3.07           (.17)          (.32)
  9/4/90++ to 4/30/91 ..............         12.51           .34(c)          1.66             2.00           (.03)          0.00

Balanced Shares

  Class A
  Year ended 7/31/96 ...............       $ 15.08        $  .37           $  .45           $  .82         $ (.41)        $(1.48)
  Year ended 7/31/95 ...............         13.38           .46             1.62             2.08           (.36)          (.02)
  Period ended 7/31/94** ...........         14.40           .29             (.74)            (.45)          (.28)          (.29)
  Year ended 9/30/93 ...............         13.20           .34             1.29             1.63           (.43)          0.00
  Year ended 9/30/92 ...............         12.64           .44              .57             1.01           (.45)          0.00
  Year ended 9/30/91 ...............         10.41           .46             2.17             2.63           (.40)          0.00
  Year ended 9/30/90 ...............         14.13           .45            (2.14)           (1.69)          (.40)         (1.63)
  Year ended 9/30/89 ...............         12.53           .42             2.18             2.60           (.46)          (.54)
  Year ended 9/30/88 ...............         16.33           .46            (1.07)            (.61)          (.44)         (2.75)
  Year ended 9/30/87 ...............         14.64           .67             1.62             2.29           (.60)          0.00

Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.70        $  .26           $  .40           $  .66         $ (.29)        $ (.11)
  Year ended 10/31/95 ..............          9.69           .93(b)           .59             1.52           (.51)          0.00
  3/25/94++ to 10/31/94 ............         10.00           .96            (1.02)            (.06)          (.05)(g)       (.20)

Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ............       $ 10.22        $  .07           $  .25           $  .32         $ (.26)        $ 0.00
  Year ended 11/30/95 ..............          8.97           .30(c)          1.40             1.70           (.45)          0.00
  Year ended 11/30/94 ..............          9.92           .42(c)          (.89)            (.47)          (.48)          0.00
  10/18/93+ to 11/30/93 ............         10.00           .02(c)          (.10)            (.08)          0.00           0.00

Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $  2.71        $  .03           $  .35           $  .38         $ (.03)        $ (.21)
  Year ended 10/31/95 ..............          2.35           .02              .52              .54           (.06)          (.12)
  Year ended 10/31/94 ..............          2.61           .06             (.08)            (.02)          (.06)          (.18)
  Year ended 10/31/93 ..............          2.48           .06              .29              .35           (.06)          (.16)
  Year ended 10/31/92 ..............          2.52           .06              .11              .17           (.06)          (.15)
  Year ended 10/31/91 ..............          2.28           .07              .56              .63           (.09)          (.30)
  Year ended 10/31/90 ..............          3.02           .09             (.30)            (.21)          (.10)          (.43)
  Year ended 10/31/89 ..............          3.05           .10              .43              .53           (.08)          (.48)
  Year ended 10/31/88 ..............          3.48           .10              .33              .43           (.08)          (.78)
  Year ended 10/31/87 ..............          3.52           .11             (.03)             .08           (.12)          0.00
  Year ended 10/31/86 ..............          3.01           .12              .92             1.04           (.13)          (.40)
  Year ended 10/31/85 ..............          2.93           .14              .42              .56           (.15)          (.33)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                Total       Net Assets                 Ratio Of Net
                                    Total         Net Asset   Investment    At End Of    Ratio Of       Investment
                                  Dividends         Value    Return Based    Period      Expenses      Income (Loss)   Portfolio
                                     And            End of   on Net Asset    (000's      To Average     To Average     Turnover
 Fiscal Year or Period           Distributions      Period     Value (a)     omitted)    Net Assets     Net Assets       Rate
 ---------------------           -------------    ---------  ------------   ----------   ----------    -------------   ---------

Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...........      $ 0.00         $12.13      19.16%      $672,732       1.87%           .95%          28%
  Year ended 6/30/95 ...........        0.00          10.18       4.41         13,535       2.56            .66           36
  6/2/94+ to 6/30/94 ...........        0.00           9.75      (2.50)         4,990       2.75*          1.03*           0


New Europe Fund

  Class A
  Year ended 7/31/96 ...........      $ (.47)        $15.84       8.20%      $ 74,086       2.14%          1.10%          69%
  Year ended 7/31/95 ...........        (.09)         15.11      20.22         86,112       2.09            .37           74
  Period ended 7/31/94** .......        0.00          12.66       1.04         86,739       2.06*          1.85*          35
  Year ended 2/28/94 ...........        0.00          12.53      33.73         90,372       2.30            .17           94
  Year ended 2/28/93 ...........        (.15)          9.37      (2.82)        79,285       2.25            .47          125
  Year ended 2/29/92 ...........        (.02)          9.81        .74        108,510       2.24            .16           34
  4/2/90+ to 2/28/91 ...........        (.70)          9.76      (5.63)       188,016       1.52*          2.71*          48

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.08)        $12.19      17.52%      $  1,645       3.47%         (1.75)%         42%
  11/28/94+ to 10/31/95 ........        0.00          10.45       4.50          2,870       4.42*         (1.87)*(f)      90


Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...........      $ (.53)        $11.61      17.46%      $ 68,623       2.51%         (1.22)%        139%
  Year ended 7/31/95 ...........       (2.11)         10.38      16.62         60,057       2.54(f)       (1.17)(f)      128
  Period ended 7/31/94** .......        0.00          11.08      (1.42)        61,372       2.42*         (1.26)*         78
  Year ended 9/30/93 ...........        (.43)         11.24      25.83         65,713       2.53          (1.13)          97
  Year ended 9/30/92 ...........        (.03)          9.33     (11.30)        58,491       2.34           (.85)         108
  Year ended 9/30/91 ...........        0.00          10.55      27.72         84,370       2.29           (.55)         104
  Year ended 9/30/90 ...........       (3.11)          8.26     (31.90)        68,316       1.73           (.46)          89
  Year ended 9/30/89 ...........        (.09)         15.54      37.34        113,583       1.56           (.17)         106
  Year ended 9/30/88 ...........       (1.78)         11.41      (8.11)        90,071       1.54(f)        (.50)(f)       74
  Year ended 9/30/87 ...........       (4.52)         15.07      34.11        113,305       1.41(f)        (.44)(f)       98


Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...........      $ (.93)        $18.48       8.05%      $ 18,329       1.40%          1.78%         173%
  Year ended 7/31/95 ...........        (.26)         17.98      12.40         10,952       1.40(f)        2.07          172
  Period ended 7/31/94** .......        0.00          16.26      (1.22)         9,640       1.40*(f)       1.63*          21
  Year ended 4/30/94 ...........       (1.41)         16.46       5.06          9,822       1.40(f)        1.67          139
  Year ended 4/30/93 ...........       (1.07)         16.97       5.85          8,637       1.40(f)        2.29           98
  Year ended 4/30/92 ...........        (.49)         17.06      20.96          6,843       1.40(f)        1.92          103
  9/4/90++ to 4/30/91 ..........        (.03)         14.48      16.00            443       1.40*(f)       3.54*         137

Balanced Shares

  Class A
  Year ended 7/31/96 ...........      $ 1.89         $14.01       5.23%      $102,567       1.38%          2.41%         227%
  Year ended 7/31/95 ...........        (.38)         15.08      15.99        122,033       1.32           3.12          179
  Period ended 7/31/94** .......        (.57)         13.38      (3.21)       157,637       1.27*          2.50*         116
  Year ended 9/30/93 ...........        (.43)         14.40      12.52        172,484       1.35           2.50          188
  Year ended 9/30/92 ...........        (.45)         13.20       8.14        143,883       1.40           3.26          204
  Year ended 9/30/91 ...........        (.40)         12.64      25.52        154,230       1.44           3.75           70
  Year ended 9/30/90 ...........       (2.03)         10.41     (13.12)       140,913       1.36           4.01          169
  Year ended 9/30/89 ...........       (1.00)         14.13      22.27        159,290       1.42           3.29          132
  Year ended 9/30/88 ...........       (3.19)         12.53      (1.10)       111,515       1.42           3.74          190
  Year ended 9/30/87 ...........        (.60)         16.33      15.80        129,786       1.17           4.14          136


Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.40)        $10.96       6.30%      $  1,402       2.32%          4.64%         120%
  Year ended 10/31/95 ..........        (.51)         10.70      16.22          1,398       2.38           5.44           92
  3/25/94++ to 10/31/94 ........        (.25)          9.69       (.54)           600       2.52*          6.11*         126


Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ........      $ (.26)        $10.28       3.24%      $  2,911       1.50%          1.34%          38%
  Year ended 11/30/95 ..........        (.45)         10.22      19.32          2,748       1.50%(f)       2.48(f)       162
  Year ended 11/30/94 ..........        (.48)          8.97      (4.86)         1,068       1.50(f)        4.13           30
  10/18/93+ to 11/30/93 ........        0.00           9.92       (.80)           229       1.50*(f)       2.35*          11


Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.24)        $ 2.85      14.46%      $518,880        .95%          1.74%          43%
  Year ended 10/31/95 ..........        (.18)          2.71      24.21        458,158       1.05%          1.88          142
  Year ended 10/31/94 ..........        (.24)          2.35       (.67)       414,386       1.03           2.36           68
  Year ended 10/31/93 ..........        (.22)          2.61      14.98        459,372       1.07           2.38           91
  Year ended 10/31/92 ..........        (.21)          2.48       7.23        417,018       1.09           2.63          104
  Year ended 10/31/91 ..........        (.39)          2.52      31.03        409,597       1.14           2.74           84
  Year ended 10/31/90 ..........        (.53)          2.28      (8.55)       314,670       1.09           3.40           76
  Year ended 10/31/89 ..........        (.56)          3.02      21.59        377,168       1.08           3.49           79
  Year ended 10/31/88 ..........        (.86)          3.05      16.45        350,510       1.09           3.09           66
  Year ended 10/31/87 ..........        (.12)          3.48       2.04        348,375        .86           2.77           60
  Year ended 10/31/86 ..........        (.53)          3.52      34.92        347,679        .81           3.31           11
  Year ended 10/31/85 ..........        (.48)          3.01      19.53        275,681        .95           3.78           15
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                               1991     1992    1993    1994     1995     1996
All-Asia Investment Fund
         Class A                 -        -       -       -     10.57%#   4.32%#
Growth Fund
         Class A               8.79%#   1.94%   1.84%   1.46%      -
Premier Growth
         Class A                 -      3.33%#    -       -        -

         Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
         Class A                 -        -       -       -      2.61%
Strategic Balanced Fund                                                   1.76%
         Class A              11.59%#   2.05%   1.85%   1.70%1   1.81%
                                                        1.94%#2
Income Builder Fund
         Class A                 -        -       -       -        -
Utility Income Fund
         Class A                 -        -   145.63%# 13.72%    4.86%#   3.28%#

     ------------------
     #  annualized

     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

Additional Information

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                       ALLIANCE SUBSCRIPTION APPLICATION
                            The Alliance Stock Funds
                                 Advisor Class


  The Alliance Fund            International Fund       Strategic Balanced Fund
     Growth Fund          Worldwide Privatization Fund      Balanced Shares
 Premier Growth Fund            New Europe Fund           Income Builder Fund
   Technology Fund          All-Asia Investment Fund      Utility Income Fund
     Quasar Fund             Global Small Cap Fund        Growth & Income Fund

--------------------------------------------------------------------------------
                          Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account...
Please complete the application        For certified or overnight deliveries,
 and mail it to:                        send to:
 Alliance Fund Services, Inc.          Alliance Fund Services, Inc.
 P.O. Box 1520                         500 Plaza Drive
 Secaucus, New Jersey 07096-1520       Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:
  .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
       . Indicate your name(s) exactly as it appears on your social security card.
  .  Trust/Other:
       . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.
E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                            Subscription Application
--------------------------------------------------------------------------------
                            The Alliance Stock Funds
                                 Advisor Class

               (see instructions at the front of the application)

                 1. Your Account Registration   (Please Print)

[_] INDIVIDUAL OR JOINT ACCOUNT

   | | | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | |
    ----------------------------- -- ------------------------------------
    Owner's Name   (First Name)  (MI)          (Last Name)

   | | | |-| | | -| | | | |
   Social Security Number (Required to open account)

   | | | | | | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | |
   ---------------------------------------  ---  -----------------------
    Joint Owner's Name*   (First Name )     (MI)    (Last Name)

   *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

   | | | | | | | | | | | | | | | | | | | | |   | |  | | | | | | | | | | | | |
   ----------------------------------------    ---  -------------------------
    Custodian - One Name Only  (First Name)    (MI)   (Last Name)

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
    Minor (First Name)           (MI)          (Last Name)

   | | | |-| | |-| | | | |
    Minor's Social Security Number (Required to open account)

    Under the State of               (Minor's Residence) Uniform Gifts/Transfer
    to Minor's Act    ---------------

[_] TRUST ACCOUNT

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
   Name of Trustee

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust (cont'd)

   | | | | | | | | | | | |      | | | | | | | | | |
   -----------------------      -------------------
   Trust Dated                  Tax ID or Social Security Number (Required to
                                open account)

[_] OTHER

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

   | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------         -----------------------------------------------
   Tax ID Number                Trustee Name (Retirement Plans only)

                                2. Your Address

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Street

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   City                             State                  Zip Code

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   If Non-U.S., Specify Country

   | | | |-| | | |-| | | | |    | | | |-| | | |-| | | | |
   ------- ------- ---------    ------- ------- ---------
   Daytime Phone                Evening Phone

   I am a:           [_] U.S. Citizen      [_] Non-Resident Alien
                     [_] Resident Alien    [_] Other



                             For Alliance Use Only

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                           3. Your Initial Investment
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The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain        R  Reinvest distributions into
Distribution Options:            -  ----------------------
                                    my fund account.


----------------------           C  Send my distributions in cash to the address
Broker/Dealer Use Only           -  -----------------------------
----------------------              I have provided in Section 2. (Complete
                                    Section 4D for direct deposit to your bank
    Wire Confirm #                  account. Complete Section 4E for payment to
----------------------              a third party).

                                 D  Direct my distributions to another Alliance
                                 -  -------------------------------------------
                                    fund.  Complete the appropriate portion of
                                    ----
                                    Section 4A to direct your distributions
                                    (dividends and capital gains) to the Advisor
                                    Class Shares of another Alliance Fund.



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Make all checks payable to:                      Distributions Options *Circle*
   Alliance Fund Services      Advisor Class
-----------------------------                  ---------------------------------
      Alliance Fund Name                         Dividends        Capital Gains
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The Alliance Fund            $          $(44)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth Fund                              (31)    R   C   D          R   C   D
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Premier Growth Fund                      (78)    R   C   D          R   C   D
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Technology Fund                          (82)    R   C   D          R   C   D
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Quasar Fund                              (26)    R   C   D          R   C   D
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International Fund                       (40)    R   C   D          R   C   D
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Worldwide Privatization Fund            (122)    R   C   D          R   C   D
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New Europe Fund                          (62)    R   C   D          R   C   D
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All-Asia Investment Fund                (118)    R   C   D          R   C   D
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Global Small Cap Fund                    (45)    R   C   D          R   C   D
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Strategic Balanced Fund                  (32)    R   C   D          R   C   D
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Balanced Shares                          (96)    R   C   D          R   C   D
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Income Builder Fund                     (111)    R   C   D          R   C   D
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Utility Income Fund                      (09)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth & Income Fund                     (94)    R   C   D          R   C   D
--------------------------------------------------------------------------------
                                                 R   C   D          R   C   D
--------------------------------------------------------------------------------
        Total Investment     $
---------------------------------------------

                                                   --------------------------
MY SOCIAL SECURITY (TAX IDENTIFICATION ) NUMBER IS:
                                                   --------------------------

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                          4. Your Shareholder Options
--------------------------------------------------------------------------------

------------------------------------
A.  AUTOMATIC INVESTMENT PLANS (AIP)
------------------------------------

[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

              Monthly Dollar Amount  Day of Withdrawal   Circle "all" or
Fund Name     ($25 minimum)          (1st thru 31st)     applicable months
                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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Your bank must be a member of the National Automated Clearing House Association
(NACHA).

[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.


"From" Fund Name  "From" Fund Account #   "To" Fund Name  "To" Fund Account #
                   (if existing)                           (if existing)
 ------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
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[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.


"From" Fund Name   "From" Fund Account #   Dollar Amount   Day of Exchange**   "To" Fund Name      "To" Fund Account #
                    (if existing)          ($25 minimum)   (1st thru 31st)                          (if existing)
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

-------------------------------------
B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 .$10,000 for monthly payments,          .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.
[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.


Fund Name    Dollar Amount ($50 minimum)  Circle "all" or applicable months
                                           ALL      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
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Please send my SWP proceeds to:
  [ ] MY CHECKING ACCOUNT (via EFT)
                                                                   1st-31st
      I would like to have these payments occur on or about the [             ]
      of the months circled above. (Complete Section 4D for the bank account you wish to use)

  [ ] MY ADDRESS OF RECORD (via CHECK)
  [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

--------------------------------------
C.  PURCHASES AND REDEMPTIONS VIA EFT
--------------------------------------
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:    .  Review the information in the Prospectus about telephone transaction services.
                 .  If you select the telephone purchase or redemption
                    privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

Purchases and Redemptions via EFT

[_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

--------------------
D.  BANK INFORMATION
--------------------

This bank account information will be used for:
[_] Distributions (Section 3)           [_] Automatic Investments (Section 4A)
[_] Systematic Withdrawals (Section 4B) [_] Telephone Transactions (Section 4C)

Please attach a voided check:
--------------------------------------------------------------------------------


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




--------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------------
E.  THIRD PARTY PAYMENT DETAILS
-------------------------------
This third party payee information will be used for:
[_]  Distributions (Section 3)        [_] Systematic Withdrawals (Section 4B)

     -------------------------------------------------------------------------
     Name

     -------------------------------------------------------------------------
     Address - Line 1

     -------------------------------------------------------------------------
     Address - Line 2

     -------------------------------------------------------------------------
     Address - Line 3

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          5. Shareholder Authorization This section MUST be completed
                                                    ----
------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]   I do not elect the telephone     [_]  I do not elect the telephone
           ---                                   ---
      exchange service.                     redemption by check service.


I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certificate required to avoid backup withholding.

----------------------------------    -------------
Signature                             Date

----------------------------------    -------------    ----------------------
Signature                             Date             Acceptance Date

-----------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
-----------------------------------------------------------------------------


We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------   ------------------------------------------
Dealer/Agent Firm                     Authorized Signature

-----------------------------------   -------  ---------------------------------
Representative First Name             MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                  State            Zip Code

                                      (                )
--------------------------------------------------------------------------------
Branch Number                         Branch Phone

(LOGO)(R)                    ALLIANCE GLOBAL SMALL CAP FUND, INC.
________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         October 1, 1996

____________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Global Small Cap Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             Page

Description of the Fund

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Brokerage and Portfolio Transactions

General Information

Report of Independent Auditors and
  Financial Statements

_________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Global Small Cap Fund, Inc. (the "Fund") are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to seek long-term growth of capital through investment in a global portfolio of the equity securities (i.e., common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks) of selected companies with relatively small market capitalization. Current income is not a consideration.
Investing in smaller companies and in foreign securities involves both opportunities and risks that are different from those associated with investing solely in larger United States companies.

How The Fund Pursues Its Objective

         The Fund will select its portfolio investments primarily from among companies whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, the Fund's portfolio companies typically will have individual market capitalizations of between approximately $50 million and $1 billion (although the Fund will be free to invest in smaller capitalization companies that satisfy the Fund's size standard). Because the Fund applies the U.S. size standard on a global basis, its investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

         Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of such smaller capitalization issuers, and such issuers will be located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. Equity securities in which the Fund invests may be listed on a U.S. or foreign exchange or traded over the counter.

         Special Investment Considerations. Alliance Capital Management, L.P. (the "Adviser") believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. Transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

         The Adviser believes that global investing offers opportunities for superior investment returns. A portfolio containing the securities of companies located in a number of countries may offer the opportunity for greater capital appreciation than investment in a portfolio composed only of the securities of U.S. companies. The Adviser will adjust the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more such countries, one of which may be the U.S. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. While there may not be securities sales registration requirements comparable to those under U.S. laws or laws imposing legal restrictions on resales of securities in many of the countries in which the Fund may invest, there may be contractual restrictions on resale of securities.

         The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants.
The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Generally, warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants can be a speculative investment and may be considered more speculative than certain other types of investments in that they neither entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are generally traded on one or more stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. In addition to purchasing corporate securities of non-U.S. issuers in overseas markets, the Fund may invest in American Depository Receipts, European Depository Receipts or other securities representing securities of companies based in countries other than the United States.

         For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, the Fund will be able to invest without limit in large capitalization companies or reduce its position in equity securities and increase its position in debt securities, which may include short-term U.S. Government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness (including commercial paper), cash equivalents and fixed income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments.

Additional Investment Practices And Policies

         The following additional investment policies supplement those set forth above.

         Options. In seeking to attain capital growth, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing listed put options, including put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

         Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks.
The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The Fund will also not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

         In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

         If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

         Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Restricted Securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

         Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

         Although certain risks are involved in forward, futures and options transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency.

         The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place, to the extent required by applicable law, liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract.
If the value of the assets placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. The Fund will not commit more than 15% of the value of its assets to position hedging contracts.

         Forward contracts reduce the potential gain from a positive change in the relationship between U.S. dollar and other currencies. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

         Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

         Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

         The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns; (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency; and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

         Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

         Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, the fact that some futures markets have daily price movements limits, and the possible need to defer closing out of certain futures contracts and options thereon in order to continue to qualify for beneficial tax treatment under the Code (which requires the Fund to limit its gains from the disposition of securities and certain other investments held for less than three months to no more than 30% of the Fund's annual gross income). There are similar risks inherent in the use of options on foreign currencies.

         Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

         The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).
"Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

         Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

         ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Fund's Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Fund realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes." It is anticipated that the Fund's rate of portfolio turnover will approximate 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Fund's portfolio were replaced within a period of one year. A portfolio turnover rate approximating 100% involves correspondingly greater brokerage commission expenses than would a lower rates, which expenses must be borne by the Fund and its shareholders.

         The annual portfolio turnover rates for the Fund for the fiscal years ended in 1995 and 1996 were 128% and 139% respectively.

         Certain Fundamental Investment Policies. The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of(a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Fund may not:

          (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

         (ii) invest 25% or more of the value of its total assets in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission permits their exclusion;

        (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

          (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

         (vi) invest in companies for the purpose of exercising control;

        (vii) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

       (viii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts);

         (ix) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

          (x) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

         (xi) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in mineral leases nor may the Fund invest in real estate limited partnerships.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under a management agreement (the "Management Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1996, the Adviser was retained as an investment manager of employee benefit fund assets for 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares of Finaxa (representing 73.4% of the voting power) were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.

         Under the Management Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Management Agreement, responsible for certain expenses incurred by the Fund, including, for example, the costs of clerical and accounting assistance to the Directors and expenses of office rental. The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses.

         For the services rendered by the Adviser under the Management Agreement, the Fund pays a monthly fee to the Adviser at the annual rate of 1.00% of the average daily net assets of the Fund during the month. The Fund may utilize personnel employed by the Adviser or by affiliates of the Adviser.

         The Management Agreement provides that the Adviser will reimburse the Fund for its total expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses), to the extent total expenses exceed the most restrictive annual expense limitation prescribed by any state in which the Fund's shares are registered for sale. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. As of July 31, 1996, such reimbursement amounted to $-0-.

         For the fiscal years ended in 1994, 1995 and 1996, the Adviser received from the Fund advisory fees of $578,879, $640,582 and $772,166, respectively.

         The Management Agreement became effective on July 22, 1992. The Management Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Management Agreement or interested persons, as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Management Agreement.

         The Management Agreement must be approved each year either by (a) a majority vote of the Board of Directors of the Fund or (b) a majority vote of the outstanding voting securities of the Fund, and, in either case, by majority vote of the Directors who are neither parties to the Management Agreement nor "interested persons" of any such party (as defined by the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. Any changes in the terms of the Management Agreement must be approved by the shareholders. Most recently, the continuance of the Management Agreement until September 30, 1997 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who were not parties to the Management Agreement or "interested persons" of any such party, at a meeting called for that purpose on July 19, 1996.

         The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser or by the Adviser on any January 1 on 60 days written notice to the Fund. The term "majority of the Fund's outstanding voting securities" as used above means (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund,

Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., Alliance Global Privatization Fund, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern African Fund and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified the address of each of the following persons is at 1345 Avenue of the Americas, New York, New York 10105. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser.

Directors

         JOHN D. CARIFA,* 51, - Chairman of the Board of
Directors, is the President and Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1990.


         RUTH BLOCK, 64, - was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut, 06903.

         DAVID H. DIEVLER, 66, was formerly a Senior Vice President of ACMC, with which he was associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.


________________________
* An "interested person" of the Fund as defined in the Investment Company Act of 1940.

         JOHN H. DOBKIN, 53, has been the President of Historic Hudson Valley (historic preservation) since 1990. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address is 105 West 55th Street, New York, New York, 10019.

         WILLIAM H. FOULK, JR., 63, is an investment Advisor and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, since 1986. His address is 2 Hekma Road, Greenwich, Connecticut, 06831.

         DR. JAMES M. HESTER, 71, - is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York, 10128.

         CLIFFORD L. MICHEL, 56, - is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1990. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc., and Faber-Castell Corporation (writing products). His address is 80 Pine Street, New York, New York, 10005.

         DONALD J. ROBINSON, 61, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm.

Officers

         JOHN D. CARIFA, Chairman and President, see Biography above.

         ALDEN M. STEWART, Senior Vice President - Investments,
49, has been an Executive Vice President of ACMC since July,
1993.  Prior thereto he was associated with ECMC.

         RANDALL E. HAASE, Vice President, 32, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         DANIEL V. PANKER, Vice President, 57, is a Senior Vice
President of ACMC with which he has been associated since prior to 1991.

         TIMOTHY D. RICE, Vice President, 28, is a Vice President of ACMC with which he has been associated since prior to 1991.

         RONALD L. SIMCOE, Vice President, 50, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         THOMAS BARDONG, Vice President, 50, is a Senior Vice
President of ACMC with which he has been associated since prior to 1991

         EDMUND P. BERGAN, JR., Secretary, 45, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") with which he has been associated since prior to
1991

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
44, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1990.

         DOMENICK PUGLIESE, Assistant Secretary, 35, is a Vice President and Associate General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991.

         VINCENT S. NOTO, Controller and Chief Accounting
Officer, 31, is a Vice President of Alliance Fund Services, Inc.
with which he has been associated since prior to 1991.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1996, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund   Fund            Trustee
________________   _____________   _____________   ______________

John D. Carifa          $-0-            $-0-             50
Ruth Block              $5,100          $159,000         37
David H. Dievler        $5,100          $179,200         43
John H. Dobkin          $5,158          $117,200         30
William H. Foulk, Jr.   $5,158          $143,500         31
Dr. James M. Hester     $5,100          $156,000         38
Clifford L. Michel      $5,100          $131,500         37
Donald J. Robinson      $2,750          $66,500          38


As of September 20, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 with respect to Class A shares and Class B shares, was amended on April 30, 1993 with respect to Class C shares and on July 19,
1996 with respect to Advisor Class shares.

         The Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission, make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended July 31, 1996, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $197,902, which constituted approximately .30%, of the average daily net assets attributable to the Class A Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $-0-. Of the $197,902 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $19,654 was spent on advertising, $3,433 on printing and mailing of prospectuses for persons other than current shareholders, $108,473 for compensation to broker- dealers and other financial intermediaries (including $33,017 to the Fund's Principal Underwriter), $8,968 for compensation to sales personnel and $49,437 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1996, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $87,676, which constituted approximately 1.00% of the average daily net assets attributable to Class B Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $434,130. Of the $521,806 paid by the Fund and the Adviser under the Plan with respect to Class B shares, $45,699 was spent on advertising, $8,256 on printing and mailing of prospectuses for persons other than current shareholders, $336,239 for compensation to broker- dealers and other financial intermediaries (including $76,075 to the Fund's Principal Underwriter), $6,947 for compensation to sales personnel, $110,889 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $13,716 was spent on Class B share financing.

         During the Fund's fiscal year ended July 31, 1996, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $24,818 which constituted approximately 1.00%, annualized, of the average daily net assets attributable to the Class C shares during the year and the Adviser made payments from its own resources, as described above, aggregating $115,500. Of the $140,330 paid by the Fund and the Adviser under the Plan with respect to Class C shares, $21,592 was spent on advertising, $3,534 on printing and mailing of prospectuses for persons other than current shareholders, $63,039 for compensation to broker-dealers and other financial intermediaries (including $33,671 to the Fund's Principal Underwriter), $2,981 for compensation to sales personnel and $49,184 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) provided, however, that such continuance is specifically approved at least annually by the Directors, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any agreement related thereto. Most recently the continuance of the Agreement was approved until September 30, 1997 by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on July 19, 1996.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the

Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal
Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. During the fiscal year ended in 1996, the Fund paid Alliance Fund Services, Inc. $168,984 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Investors may purchase and hold Advisor Class shares of the Fund solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i), (ii) and (iii) below under "-Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, all of whom are not eligible to purchase and hold Advisor Class shares).

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.



         Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for business.


         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.


         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.


         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by Class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.


Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares1

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment.
____________________

1. Advisor Class shares are sold only to investors described above in this section under "--General."

Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended July 31, 1996,
July 31, 1995 and July 31, 1994, the aggregate amount of underwriting commissions paid with respect to shares of the Fund were $136,901, $31,844 and $77,748, respectively. Of that amount, the Principal Underwriter, received $8,247, $2,309 and $4,456, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers or agents. During the Fund's fiscal year ended July 31, 1996, the Principal Underwriter received $11,791 in contingent deferred sales charges with respect to Class B share redemptions.

   Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount Or
                                                   Commission
                                  As % of          To Dealers
                   As % of        the Public       Or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
     $100,000      4.44%          4.25%            4.00%
$100,000 but
     less than
     250,000       3.36           3.25             3.00
250,000 but
     less than
     500,000       2.30           2.25             2.00
500,000 but
     less than
     1,000,000*    1.78           1.75             1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares". In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling

Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B shares-- Conversion Feature" and "--Conversion of Advisor Class shares to Class A shares". The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on July 31, 1996.

    Net Asset Value per Class A Share at           $11.61
           July 31, 1996

    Per Share Sales Charge - 4.25%
      of offering price (4.43% of
      net asset value per share)                      .52
                                                    _______

    Class A Per Share Offering Price to
      the Public                                    $12.13
                                                   =======
         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.

  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                         Contingent Deferred Sales Charge As A %
                            Of Dollar Amount Subject To Charge

                         Shares Purchased   Shares Purchased
                              Before           On Or After
Years Since Purchase     November 19, 1993  November 19, 1993

Less than One                  5.50%             4.0%
One                            4.50%             3.0%
Two                            3.50%             2.0%
Three                          2.50%             1.0%
Four                           1.50%             None
Five                           0.50%             None
Six or More                    None              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchases by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

   Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

   Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or the plan through which the shareholder acquired the shares, (ii) the fee-based program or plan no longer satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (iii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

___________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer.
Each Fund shareholder is entitled to request redemption by electronic fund transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.


Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

___________________________________________________________

                      SHAREHOLDER SERVICES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares- Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone

(although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class
C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________

                         NET ASSET VALUE
_________________________________________________________

         The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act), by dividing the value of the Fund's total assets less its liabilities, by the total number of the Fund's shares then outstanding. For this purpose, a Fund's business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday.

         Securities listed or traded on the Exchange or other United States or foreign securities exchanges are valued at the last quoted sales prices on such exchanges prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Directors or their delegates. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. In instances where the price of a security determined above is deemed not to be representative, the security is valued in such a manner as prescribed by the Directors to reflect its fair value. All other assets and securities are valued in a manner determined in good faith by the Directors to reflect their fair value. For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by any major bank. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Directors. On an ongoing basis, the Directors monitor the Fund's method of valuation.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects purchases and redemptions of its shares, as of the next close of trading on the Exchange following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act). Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Directors deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Securities and Exchange Commission and other governmental rules and regulations, at such time when:
(1) the New York Stock Exchange is closed, other than customary weekend and holiday closing, (2) an emergency exists as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

___________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
___________________________________________________________

         The Fund intends to qualify and elect to be treated as a "regulated investment company" under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stock, securities or certain other investments held less than three months; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the total value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the total value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

         If the Fund qualifies as a regulated investment company and makes a timely distribution of 90% or more of its taxable net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to its shareholders.

         The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it meets certain minimum distribution requirements by the end of each calendar year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For purposes of the 4% excise tax and federal income tax, dividends declared and payable as of a date in October, November or December will be treated as if they were paid on December 31 of that year if the dividends are actually paid during the following January.

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         United States Shareholders - Foreign Tax Credits.
Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States Shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States Shareholder who does not itemize deductions. In addition, certain individual United States Shareholders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Generally, a credit for foreign taxes may not exceed the United States Shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States Shareholder may be subject. As a result of these rules, certain United States Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a United States Shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

___________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
___________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         During the fiscal period ended July 31, 1994, the fiscal year ended July 31, 1995 and the fiscal year ended July 31, 1996, the Fund incurred brokerage commissions amounting in the aggregate to $107,065, $259,471 and $444,996, respectively.
During the fiscal period ended July 31, 1994, the fiscal year ended July 31, 1995 and the fiscal year ended July 31, 1996, brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1996, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 1996, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1996, transactions in portfolio securities of the Fund aggregating $211,829,054 with
associated brokerage commissions of approximately $[       ] were
allocated to persons or firms supplying research services to the Fund or the Adviser.

___________________________________________________________

                       GENERAL INFORMATION
___________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 25,000,000 shares of Class A Common Stock, 12,500,000 shares of Class B Common Stock, 25,000,000 of Class C Common Stock and 25,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         At September 20, 1996 there were 7,573,132 shares of common stock of the Fund outstanding, including 5,908,426 Class A shares, 1,291,853 Class B shares, 372,853 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of September 20, 1996:

                             No. of         % of      % of      % of
Name and Address             Shares         Class A   Class B   Class C

Merrill Lynch
Mutual Fund Operations       312,906.6290   5.26%
4800 Deer Lake Dr. East
Jacksonville FL 32246

Merrill Lynch
Mutual Fund Operations       345,247.1110             24.45%
4800 Deer Lake Dr. East
Jacksonville FL 32246

Merrill Lynch                193,360.5830                       44.24%
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville FL 32246

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, have been appointed as the independent auditors for the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin St.,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

   Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         On September 17, 1990, all outstanding shares of the Fund were reclassified as Class A shares. The Fund's average annual compounded total return for Class A shares for the fiscal year ended July 31, 1996 was 12.48%, for the five years ended July 31, 1996 was 8.55% and for the ten years ended July 31, 1996 was 7.12%. The Fund's average annual compounded total return for Class B shares for the fiscal year ended July 31, 1996 was 12.69%, for the five years ended July 31, 1996 was 8.72% and for the period September 17, 1990 (commencement of distribution) through July 31, 1996 was 9.17%. The Fund's average annual compounded total return for Class C shares for the one year ended July 31, 1996 was 15.77% and for the period May 3, 1993 (commencement of distribution) through July 31, 1996 was 12.76%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.
Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

PORTFOLIO OF INVESTMENTS
JULY 31, 1996                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.9%
UNITED STATES INVESTMENTS-39.0%
BASIC INDUSTRIES-12.4%
ADVERTISING-0.4%
Ha Lo Industries, Inc. *                         14,850       $  334,125

BUSINESS SERVICES-1.7%
Equity Corp. International *                     11,500          326,312
Oxford Resources Corp. *                          9,600          228,000
Stewart Enterprises, Inc.                        10,200          270,300
Team Rental Group, Inc. *                        33,300          657,675
                                                             ------------
                                                               1,482,287

CHEMICALS-1.6%
Crompton & Knowles Corp.                         29,000          435,000
Cytec Industries, Inc. *                         20,700          621,000
Polymer Group, Inc. *                            30,300          386,325
                                                             ------------
                                                               1,442,325

ENGINEERING & CONSTRUCTION-0.3%
Emcor Group, Inc. *                              16,200          271,350

MINING & METALS-1.4%
Century Aluminum Co.                             29,200          427,050
Kaiser Aluminum Corp. *                          20,400          224,400
RMI Titanium Co. *                                7,400          165,575
Titanium Metals Corp. *                          14,000          339,500
Uranium Resources, Inc. *                         4,000           42,500
                                                             ------------
                                                               1,199,025

POLLUTION CONTROL-2.9%
Republic Industries, Inc. *                      51,800        1,243,200
United Waste Systems, Inc. *                     19,400          501,975
USA Waste Services, Inc. *                       31,500          787,500
                                                             ------------
                                                               2,532,675

TEXTILE PRODUCTS-1.3%
Mohawk Industries, Inc. *                        36,200          642,550
Unifi, Inc.                                      17,400          480,675
                                                             ------------
                                                               1,123,225

TRANSPORTATION & SHIPPING-2.8%
Alaska Air Group, Inc. *                         40,800          979,200
America West Airlines, Inc. *                    40,400          646,400
Continental Airlines, Inc. *                      8,400          212,100
Xtra Corp.                                       13,700          578,825
                                                             ------------
                                                               2,416,525
                                                             ------------
                                                              10,801,537

CONSUMER PRODUCTS, SERVICES & STAPLES-12.4%
APPAREL-1.8%
Designer Holdings, Ltd. *                        14,000          257,250
Mossimo, Inc. *                                   2,000           75,750
Timberland Co. *                                 11,800          212,400
Tommy Hilfiger Corp. *                           14,600          740,950
Warnaco Group, Inc., Cl.A                        10,400          245,700
                                                             ------------
                                                               1,532,050

CONSUMER PRODUCTS-0.2%
Marker International *                           28,200          172,725
DRUGS, HOSPITAL SUPPLIES, MEDICAL
  SERVICES & PRODUCTS-2.6%
Centocor, Inc. *                                  8,600          213,925
Geltex Pharmaceuticals, Inc. *                   23,900          292,775
Healthsouth Corp. *                              26,868          816,115
Medimmune, Inc. *                                10,700          147,125
National Surgery Centers, Inc. *                 12,600          322,875
Neurex Corp. *                                   12,900          180,600
Veterinary Centers America, Inc. *               17,900          315,488
                                                             ------------
                                                               2,288,903

ENTERTAINMENT & LEISURE TIME-0.3%
Heritage Media Corp. *                            6,400          253,600

FOREST PRODUCTS-0.4%
Buckeye Cellulose Corp. *                        14,500          333,500


7



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
RESTAURANTS & LODGING-3.4%
Doubletree Corp. *                                6,600       $  216,150
Extended Stay America, Inc. *                    21,800          327,000
Host Marriott Corp. *                            79,400        1,042,125
Interstate Hotels Co. *                           8,500          193,375
La Quinta Inns, Inc.                             33,000          602,250
QPQ Corp. *                                      16,400           38,950
  warrants, expiring 9/22/98*                    16,400            4,100
Red Lion Hotels, Inc. *                          10,700          247,438
Suburban Lodges America, Inc. *                  14,500          288,187
                                                             ------------
                                                               2,959,575

RETAILING-3.7%
Nine West Group, Inc. *                          32,100        1,552,838
Office Max, Inc. *                               82,800        1,097,100
Santa Isabel, S.A.                                7,600          205,200
Williams Sonoma, Inc. *                          18,900          368,550
                                                             ------------
                                                               3,223,688
                                                             ------------
                                                              10,764,041

TECHNOLOGY-8.9%
COMMUNICATION & EQUIPMENT-0.9%
Andrew Corp. *                                    7,250          296,344
TCSI Corp. *                                     19,550          488,750
                                                             ------------
                                                                 785,094

COMMUNICATION SERVICES-0.3%
Vanguard Cellular Systems, Inc. *                13,400          242,875

COMPUTER PERIPHERALS-0.8%
Exabyte Corp. *                                  19,800          237,600
Storage Technology Corp. *                       13,200          447,150
                                                             ------------
                                                                 684,750

COMPUTER SOFTWARE & SERVICES-3.3%
Applix, Inc. *                                   18,800          430,050
Comverse Technology, Inc. *                      17,400          537,225
DST Systems, Inc. *                               8,600          245,100
Hyperion Software Corp. *                        15,100          179,312
Integrated Systems, Inc. *                       10,900          335,175
Intersolv, Inc. *                                 9,700           88,513
Sterling Software, Inc. *                         6,300          433,125
Symantec Corp. *                                 17,500          170,625
Xircom, Inc. *                                   34,600          441,150
                                                             ------------
                                                               2,860,275

ELECTRONICS-1.3%
BMC Industries, Inc.                             15,400          421,575
Harman International Industries, Inc.             9,600          430,800
VLSI Technology, Inc. *                          22,700          278,075
                                                             ------------
                                                               1,130,450

TELECOMMUNICATIONS-0.3%
Tadiran Telecommunications, Ltd. *               16,600          257,300

TELEPHONE UTILITY-2.0%
Telephone and Data Systems, Inc.                 33,700        1,301,662
United States Cellular Corp. *                   16,200          488,025
                                                             ------------
                                                               1,789,687
                                                             ------------
                                                               7,750,431

ENERGY-4.4%
DOMESTIC PRODUCERS-1.0%
Diamond Shamrock, Inc. *                         30,400          843,600

INTERNATIONAL PRODUCERS-0.0%
XCL, Ltd. *                                     110,000           27,500

OIL & GAS SERVICES-3.4%
Diamond Offshore Drilling, Inc. *                22,052        1,041,957
Global Marine, Inc. *                            31,800          425,325
Noble Drilling Corp. *                           52,500          721,875
Rowan Cos., Inc. *                               54,200          779,125
                                                             ------------
                                                               2,968,282
                                                             ------------
                                                               3,839,382


8



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-0.9%
INSURANCE-0.7%
20th Century Industries, Inc. *                  26,300       $  394,500
Riscorp, Inc. *                                  22,900          246,175
                                                             ------------
                                                                 640,675

MISCELLANEOUS-0.2%
Onyx Acceptance Corp. *                          14,100          155,100
                                                             ------------
                                                                 795,775

Total United States Investments
  (cost $34,358,479)                                          33,951,166

FOREIGN INVESTMENTS-55.9%
ARGENTINA-0.2%
Quilmes Industrial Quinsa S.A. (ADR)             14,300          137,638
  Beverages

AUSTRALIA-2.1%
AAPC, Ltd.                                      300,000          185,629
  Hotels
Boral, Ltd.                                      40,000           96,218
  Building Materials
Brambles Industries, Ltd.                        20,000          275,350
  Business Services
Cochlear, Ltd. (a)                              123,100          309,440
  Medical Devices
Coles Myer, Ltd.                                 70,000          240,390
  Retail
Fai Life, Ltd.                                   90,000           54,297
  Insurance
Oil Search, Ltd.                                200,000          201,098
  Oil
Plutonic Resources                               20,000           86,472
  Metals & Mining
Spectrum Network (a)*                           480,000          267,306
  Telecommunications
WMC, Ltd.                                        15,000           99,776
  Metals & Mining
                                                             ------------
                                                               1,815,976

AUSTRIA-0.6%
Austria Mikro Systeme International AG (a)        1,060           83,384
  Semi-Conductors
Benckiser-Wasser-Technik AG                       1,200          149,761
  Chemicals
OMV AG                                            3,000          278,877
  Oil-International
                                                             ------------
                                                                 512,022

CANADA-2.6%
Accugraph Corp. *                                17,000           23,494
  Computer Software
Alumax, Inc. *                                   13,000          398,125
  Metals & Mining
Architel Systems Corp. (a)*                      14,400           85,889
  Computer Software & Services
Cinar Films, Inc. Cl. B (ADR) *                   5,000          118,750
  Entertainment & Leisure
Intelcom Group, Inc.                              7,400          142,450
  Telecommunications
Intelcom Group, Inc. (b) *                       18,461          355,374
  Telecommunications
Istar Internet, Inc. (a) *                       17,500           54,863
  Computer Software & Services
Loewen Group, Inc.                               26,600          713,213
  Business Services
Nelvana, Ltd. (a) *                              12,000          200,757
  Entertainment & Leisure
Prime Resources Group, Inc. 5,000                                 37,096
  Mining & Metals
Renaissance Energy, Ltd. *                        4,000          101,978
  Oil & Gas Exploration
Royal Plastics Group, Ltd. (a) *                  5,000           72,374
  Building Materials
                                                             ------------
                                                               2,304,363


9



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
CHILE-0.5%
Banco Santander (ADR)                            11,000       $  143,000
  Banks
Empresas Telex Chile S.A. (ADR)                  34,000          238,000
  Telephone Utility
Enersis S.A. Sponsored (ADR)                      3,000           91,500
  Utility / Electric
                                                             ------------
                                                                 472,500

DENMARK-1.2%
Carli Gry International AS (a) *                  8,700          290,356
  Textile Products
Novo Nordisk AS                                   2,450          354,611
  Drugs
Scandinavian Mobility Intl. (a) *                18,400          336,132
  Medical Products
Tele Danmark AS                                   2,000           93,097
  Utility / Telephone
                                                             ------------
                                                               1,074,196

FINLAND-0.9%
Kone Corp. *                                     10,000          260,730
  Machinery
Nokia AB OY Corp. pfd. (a)                       12,000          422,516
  Communication Equipment
OY Tamro AB                                      15,000           91,924
  Pharmaceutical Distribution
                                                             ------------
                                                                 775,170

FRANCE-1.2%
Alcatel Alsthom (Cie Gen. de Electricite)         2,000          163,734
  Electrical Equipment
Business Objects S.A. (ADR) *                    14,200          273,350
  Computer Software & Services
Casino Guichard Perrachon                         1,200           48,039
  Retail
Coflexip S.A. (ADR) *                             7,700          140,525
  Oil & Gas Services
Credit Local de France                            2,000          166,056
  Banks
Lafarge Coppee                                    2,200          131,976
  Building Materials
Michelin                                          2,000           90,795
  Tire & Rubber
                                                             ------------
                                                               1,014,475

GERMANY-2.1%
Adidas AG (a)                                     2,000          156,229
  Apparel
Apcoa Parking AG (a)                              1,600          157,587
  Business Services
Bayer AG                                          3,000          100,869
  Chemicals
Duerr Beteiliqunqs AG                               100           34,642
  Machinery
Fag Kugelfischer                                    300           39,533
  Industrial Machinery
Fielmann AG pfd.                                 13,000          543,065
  Retail
Hach AG                                              50           19,257
  Retail
Mannesmann AG                                       500          179,493
  Machinery
Rheinhold & Mahla AG                                300           28,529
  Building & Related
SGL Carbon AG (a)                                 4,000          440,701
  Specialty Chemical
Veba AG (c)                                       2,000          101,820
  Utility / Electric
                                                             ------------
                                                               1,801,725

GREECE-0.2%
Ote SA                                           10,000          164,699
  Utility / Telephone

HONG KONG-0.4%
Ek Chor China Motorcycle Co.                      2,000           22,250
  Motorcycles
Fu Hui Jewelry Co., Ltd. *                      200,000            5,690
  Jewelry & Watches


10



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
HSBC Holdings Plc.                               10,000       $  159,699
  Banks
Paul Y.-ITC Construction Holdings, Inc.         600,000          148,190
  warrants, expiring 3/31/97*                    60,000            1,435
  warrants, expiring 3/31/98*                    60,000            1,490
  Building & Construction
                                                             ------------
                                                                 338,754

INDIA-0.1%
Gujarat Narmada Valley Fertilizers Co.,
  Ltd. (GDR) (a) *                                4,000           21,237
  Chemicals
Shriram Industrial Enterprises,
  Ltd. (GDR) (a) *                               15,000           50,625
  Consumer Appliances
                                                             ------------
                                                                  71,862

INDONESIA-0.1%
Indonesian Satellite Corp. (ADR)                  4,000          122,000
  Telecommunications

IRELAND-0.5%
Crean (James) Plc.                               55,000          212,164
  Multi-Industry
Irish Continental Group                          21,500          191,281
  Transportation & Shipping
                                                             ------------
                                                                 403,445

ITALY-2.0%
Fila Holding Sponsored (ADR)                      5,000          403,125
  Apparel
Industrie Natuzzi S.p.A. (ADR)                   16,600          751,150
  Household Products
Mediaset *                                      109,200          493,183
  Broadcasting & Cable
Telecom Italia                                   40,000           83,682
  Utility / Telephone
                                                             ------------
                                                               1,731,140

JAPAN-17.5%
Asahi Diamond Industrial                         14,420          174,248
  Machinery
Asatsu, Inc.                                      3,500          144,256
  Professional Services
Bank Of Tokyo - Mitsubishi, Ltd.                  1,250           26,345
  Banks
Bridgestone Metalpha Corp.                        1,000           12,739
  Automobile Related
Canon, Inc.                                      24,000          454,124
  Office Equipment
Credit Saison Co.                                 5,700          138,289
  Financial Services
Daibiru Corp.                                     8,000          105,663
  Real Estate
Daiichi Corp.                                     2,000           56,016
  Recycling Equipment
Daimon Co.                                        3,000          140,228
  Retail
Daiseki Co.                                       2,000           55,267
  Pollution Control
DDI Corp.                                            37          299,105
  Telecommunications
Doshisha Co.                                        600           20,289
  Retail
Eiden Sakakiya Co.                                6,000           80,371
  Retail
Fujikura                                         22,000          174,755
  Building Materials
Fujitsu Electronics                               2,000           17,779
  Technology
Hachijuni Bank                                    5,000           52,925
  Banks
Hirose Electric Co.                               3,500          209,498
  Technology
Hitachi Metals, Ltd.                             16,000          166,362
  Steel
Hitachi Plant Engineering & Construction Co.     15,000          120,135
  Engineering & Construction


11



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
Hokushin Co.                                        300       $    3,260
  Building Materials
Home Wide Corp.                                   1,000           13,957
  Retail
Honda Motor Co.                                  18,000          435,015
  Automobiles
Hoya Corp.                                        7,000          212,449
  Technology
Isetan Co.                                       10,000          148,939
  Retail
Ishihara Sangyo *                                30,000          107,068
  Chemicals
Japan Industrial Land Development                 2,200           68,006
  Building & Construction
Kajima Corp.                                      5,000           47,773
  Building & Construction
Kaneshita Construction                            8,000           94,422
  Building & Construction
Kawasaki Kisen *                                 11,000           32,148
  Transportation
Keyence Corp.                                     1,200          153,998
  Machinery
King Co.                                         18,000          127,469
  Apparel
Koa Fire & Marine                                10,000           62,292
  Insurance
Makino Milling                                   10,000           93,204
  Industrial Machinery
Matsuda Sangyo                                    3,000          104,257
  Environmental Services
Matsushita Electrical Industrial Co., Ltd.        7,000          121,962
  Appliances
Meitec Corp.                                     14,000          329,165
  Software Services
Minebea Co.                                      22,000          179,289
  Machinery
Ministop Co.                                      1,000           28,945
  Retail-Food
Mitsubishi Corp.                                 20,000          252,916
  Diversified
Mitsubishi Estate                                16,000          209,826
  Real Estate
Mitsubishi Heavy Industries                      90,000          762,962
  Industrial Machinery
Mitsui Home Co.                                   3,000           49,178
  Homebuilders
Namco                                             6,200          202,108
  Leisure Related
Namura Shipbuilding                              12,000           58,452
  Machinery
Nanno Construction                                8,000           92,923
  Building & Construction
NEC Corp.                                        12,000          125,896
  Technology
New Oji Paper Co., Ltd.                           7,000           61,177
  Paper & Forest Products
Nichiei Co.                                       5,800          377,050
  Financial Services
Nichiha Corp.                                     5,400          105,213
  Building Materials
Nikon Corp.                                       8,000           91,424
  Semi-Conductors
Nintendo Corp. Ltd.                               1,500          105,100
  Leisure Related
Nippon Electric Glass Co., Ltd.                  16,000          272,774
  Chemicals
Nippon Kanzai Co.                                   200            6,257
  Building & Construction
Nippon Paper Industries Co.                      10,000           64,447
  Paper
Nippon TV Network                                   900          280,736
  Broadcasting
Nireco Corp.                                      9,000          158,494
  Machinery
Nissen Corp., Ltd.                                2,300           25,207
  Retail
Nitta Corp.                                       7,000          127,863
  Machinery
Nitto Kohki Co.                                   4,600          205,105
  Machinery
Noritsu Koki Co.                                  4,000          206,454
  Photography


12



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
Ohmoto Gumi Co.                                   4,400       $   83,256
  Building & Construction
Oie Sangyo Co., Ltd.                              3,000           48,054
  Food
Omron Corp.                                      20,000          367,196
  Machinery
Oriental Construction                             4,300           72,502
  Building & Construction
Paris Miki, Inc.                                  4,700          212,206
  Retailing
Promise Co., Ltd.                                 1,500           72,081
  Financial Services
PS Corp.                                          8,000          155,871
  Building & Construction
Renown Inc. *                                    30,000          111,564
  Apparel
Rohm Co., Ltd.                                    4,000          239,801
  Technology
Sankyo Co.                                        4,000          103,789
  Drugs
Santen Pharmaceutical Co.                         5,200          126,645
  Drugs
Sanyo Electric Co.                               30,000          165,800
  Appliances
Sanyo Pax Co.                                     9,500          203,784
  Packaging
Sanyo Shinpan Finance Co., Ltd.                   2,500          162,990
  Financial Services
Sato Corp.                                        6,000          140,509
  Technology
Sekisui Chemical Co.                             14,000          162,615
  Chemicals
Seven Eleven Japan                                1,200           76,100
  Retail-Food
Shin-Etsu Chemical Co., Ltd.                      3,000           53,112
  Chemicals
Sho Bond Corp.                                    5,500          200,412
  Building & Construction
SMC Corp.                                         4,200          326,542
  Industrial Machinery
Sodick Co. *                                     25,000          259,941
  Industrial Machinery
Sumitomo Forestry                                 6,000           94,422
  Forest Products
Sumitomo Metal Industries                        95,000          285,654
  Steel
Taisho Pharmaceutical Co.                         8,000          172,357
  Drugs
Takeda Chemical Industries                        5,000           87,584
  Drugs
TDK Corp.                                         2,000          115,966
  Technology
Tokyo Broadcasting                               17,000          278,676
  Broadcasting
Tokyo Electron, Ltd.                              9,000          253,759
  Semi-Conductors
Toso Co., Ltd.                                   10,000          158,306
  Household Furnishings
Warabeya Nichiyo                                  3,000           41,310
  Food
Wesco, Inc.*                                      4,680           90,308
  Building & Construction
Xebio Co.                                         1,600           62,348
  Retail
Yamaha Corp.                                     10,000          157,370
  Leisure Related
Yamaichi Securities Co.                          35,000          229,170
  Financial Services
Yamanouchi Pharmaceutical                        12,000          263,032
  Drugs
Yamato Transport                                 45,000          526,907
  Transportation
Yaskawa Electric Corp. *                         28,000          127,994
  Machinery
Yokogawa Electric                                35,000          327,854
  Electrical Equipment
                                                             ------------
                                                              15,271,361

KOREA-0.6%
Korea Mobile Telecommunications Corp. (ADR) *    31,000          519,250
  Telecommunications


13



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
LUXEMBOURG-1.0%
Millicom International Cellular, S.A. *          21,700       $  840,875
  Telecommunications

MALAYSIA-0.9%
Austral Enterprise                                6,333           11,977
  Multi-Industry
C.I. Holdings Berhad                              8,000           29,169
  Building Materials
Highlands & Lowlands                             10,000           16,748
  Real Estate
Hong Leong Bank Berhad                           30,000           77,530
  Banks
Kim Hin Industry                                 70,000          126,773
  Building Materials
Malaysian Assurance                              11,750           61,203
  Insurance
Pacific & Orient                                 50,000          130,219
  Insurance
Road Builder (M) Holdings Bhd                    30,000          125,010
  Building & Construction
Sriwani Holdings Bhd                            100,000          160,269
  Retailing
Star Publications                                20,000           64,108
  Printing & Publishing
                                                             ------------
                                                                 803,006

MEXICO-0.3%
Bufete Industrial S.A. (ADR) *                      700           11,112
  Engineering & Construction
Grupo Industrial Durango, S.A. (ADR) *           15,000          159,375
  Paper & Forest Products
International de Ceramica *                      34,915           43,555
  Ceramic Tiles
                                                             ------------
                                                                 214,042

NETHERLANDS-3.1%
Aegon N.V.                                       18,000          825,808
  Insurance
BAM Groep N.V.                                      800           46,968
  Building & Construction
Content Beheer N.V.                               5,000          172,497
  Temporary Help
Elsevier N.V.                                    25,000          379,797
  Printing & Publishing
Fortis Amev N.V.                                 10,000          286,890
  Insurance
IHC Caland N.V.                                   4,000          196,102
  Machinery
KLM Royal Dutch Airlines                          9,000          283,803
  Airlines
Kon Ptt Nederland                                 5,000          176,432
  Telephone Utility
Nutricia Verenigde Bedrijuen (a)                  1,300          138,639
  Food
Philips Electronic                                5,000          165,840
  Appliances
                                                             ------------
                                                               2,672,776

NEW ZEALAND-0.4%
Fisher & Paykel Industries                       10,000           31,582
  Consumer Appliances
Helicopter Line                                  50,000           97,228
  Leisure Related
Lion Nathan, Ltd.                                40,000          105,364
  Beverages
Warehouse Group                                  62,500          105,589
  Retail
                                                             ------------
                                                                 339,763

NORWAY-1.5%
Fokus Bank                                        6,000           34,200
  Banks
Hafslund ASA                                      4,000           26,066
  Utility / Electric
Merkantildata                                     5,000           62,416
  Computer Software
Nycomed *                                         4,000           56,842
  Medical Supplies
Sparebanken NOR                                   8,000          200,361
  Banks



14



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
Tomra Systems AS                                 75,000       $  818,482
  Environmental Services
Western Bulk Shipping AS (a)                     26,000          122,478
  Shipping
                                                             ------------
                                                               1,320,845

PANAMA-1.1%
Banco Latinoamericano de Exportaciones, S.A.     18,200          932,750
  Financial Services

PERU-0.7%
Banco Wiese Sponsored (ADR)                      15,000          106,875
  Banks
Telefonica del Peru S.A. (ADR)*                  24,300          531,563
  Telecommunications
                                                             ------------
                                                                 638,438

PHILIPPINES-0.6%
Alsons Cement *                                 500,000          195,574
  Building Materials
Asian Terminals, Inc.                           400,000          100,744
  Shipping
International Container                         400,000          240,412
  Shipping
                                                             ------------
                                                                 536,730

PORTUGAL-0.0%
TVI Televisas Independente (b)*                   7,800           23,649
  Broadcasting & Cable

SINGAPORE-1.2%
City Developments                                40,000          300,049
  Real Estate
Fraser & Neave, Ltd.                             40,000          401,953
  Beverages
Lim Kah Ngam, Ltd.                               30,000           28,873
  Multi-Industry
Overseas Union Bank, Ltd.                        23,000          136,721
  Banks
Singapore Airlines, Ltd.                         20,000          200,977
  Airlines
                                                             ------------
                                                               1,068,573

SOUTH KOREA-0.4%
Samsung Electronics, Co., Ltd. (GDR)(a)           8,385          202,078
  bonus shares (a) *                                837           42,687
  bonus shares (a) *                              2,779           66,974
  Technology
                                                             ------------
                                                                 311,739

SPAIN-1.9%
Aguas de Barcelona (c)                            1,200           47,258
  Water Utility
Banco Popular Esp                                   700          120,973
  Banks
Centros Commerciales Continente, S.A.*            5,000          117,668
  Retail
Construcciones Y Aux de Ferr                      2,000           72,871
  Railroad Transportation
Corporacion Mapfre                                4,952          217,302
  Insurance
Gas Y Electricidad                                9,000          476,646
  Utility / Electric
Hidroel Cantabrico                                2,000           63,951
  Utility / Electric
Iberdrola II S.A.                                20,000          182,376
  Utility / Electric
Repsol S.A.                                       5,000          168,040
  Energy
Telefonica de Espana                              6,000          104,647
  Telephone Utility
Viscofan Envolturas Celulosi                      4,000           53,518
  Food
                                                             ------------
                                                               1,625,250


15



PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
SWEDEN-2.4%
Autoliv AB                                        5,000       $  142,157
  Automobile Related
Autoliv AB Sponsored (ADR) (a)                    7,800          221,916
  Automobile Related
Dahl International AB *                          20,500          303,823
  Building Materials
Kalmar Industries AB (a)                         16,000          313,351
  Machinery
Netcom Systems AB (a) *                          22,000          224,578
  Telecommunications
SKF AB                                           25,000          516,076
  Machinery
Sparbanken Sverige (a)                            8,000           96,183
  Banks
Swedish Match *                                  80,000          235,920
  Tobacco
                                                             ------------
                                                               2,054,004

SWITZERLAND-1.1%
BBC Brown Boveri AG                                 300          355,299
  Electrical Equipment
Roche Holdings AG, Ltd.                              60          442,496
  Drugs
Sandoz AG                                           140          156,218
  Drugs
                                                             ------------
                                                                 954,013

TAIWAN-0.1%
The Taiwan Fund, Inc.                             5,000          110,000
  Mutual Funds

THAILAND-1.0%
CMIC Finance & Security Public Co.              110,000          257,091
  Financial Services
Nawarat Patanakarn                               20,000           48,328
  Building & Construction
Thai Engine Manufacturing                        50,000          435,747
  Machinery
Total Access Communication (a)                   20,000          143,000
  Communication Services
                                                                 884,166
TURKEY-0.0%
Netas Telekomunik Ord. Cl.B (a)                 215,600           45,933
  Communication Equipment

UNITED KINGDOM-5.4%
Asda Group Plc.                                  20,000           35,698
  Retailing
Automated Security Holdings Plc. *              120,008           69,067
  Business Services
Barclays Plc.                                    14,000          177,477
  Banks
British Airways Plc                              25,000          204,153
  Airlines
Caird Group *                                     3,000           17,592
  Environmental Services
Carlton Communications Plc.                      10,000           71,317
  Broadcasting
Filtronic Comtec Plc.                           100,000          365,531
  Communication Equipment
Grand Metropolitan Plc                           10,000           67,584
  Food
Guinness                                         40,000          287,448
  Beverages
Harvey Nichols Group Plc. (a)*                   73,400          357,924
  Retail
M.S. International Plc.                         325,000          121,325
  Machinery
McBride (a)                                      30,000           61,129
  Household Products
Mid-States Plc *                                250,000          159,434
  Automobile Related
Mirror Group Plc                                 25,000           72,717
  Newspapers
Misys Plc.                                       10,000          118,992
  Computer Software & Services
Mowlem (John) & Co. Plc                         220,000          285,737
  Building & Construction


16



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES      U.S. $VALUE
-------------------------------------------------------------------------
Pace Micro Tech *                               110,000       $  300,280
  Technology
Powerscreen International Plc.                   44,000          340,831
  Recycling Equipment
Railtrack Group Plc (a) (ADR)*                      670           22,881
  Transportation-Shipping
Rank Organisation                                10,000           74,817
  Entertainment & Leisure
Rentokil Group                                   50,000          302,535
  Environmental Services
Resort Hotels Plc (b) *                       1,000,000               -0-
  Restaurants & Lodging
Siebe Plc.                                       12,000          164,256
  Machinery
Tate & Lyle Plc                                  20,000          144,346
  Food
Tomkins                                          35,000          137,191
  Diversified
Vodafone Group Plc                               50,000          178,488
  Telecommunications
WPP Group                                        70,000          225,385
  Advertising
Zeneca Group Plc                                 16,000          346,181
  Drugs
                                                             ------------
                                                               4,710,316


                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)       U.S. $VALUE
-------------------------------------------------------------------------
Total Foreign Investments
  (cost $46,004,105)                                         $48,617,444

Total Common Stocks & Other Investments
  (cost $80,362,584)                                          82,568,610

COMMERCIAL PAPER-5.9%
American Express Co.
  5.28%, 8/02/96                                 $3,000        2,999,560
Ford Motor Credit Corp.
  5.31%, 8/06/96                                    305          304,775
Prudential Funding
  5.26%, 8/05/96                                  1,060        1,059,380
  5.30%, 8/05/96                                    785          784,538

Total Commercial Paper
  (amortized cost $5,148,253)                                  5,148,253

TOTAL INVESTMENTS -100.8%
  (cost $85,510,837)                                          87,716,863
Other assets less liabilities-(0.8%)                            (727,107)

NET ASSETS-100%                                              $86,989,756


*    Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1996, these securities amounted to $5,009,147 representing 5.8% of net assets.

(b)  Illiquid security, valued at fair market value (see Notes A and E).

(c)  Warrants attached, expiring August 8, 1996.

Glossary of Terms:
ADR - American Depository Receipt
GDR - Global Depository Receipt
GDS - Global Depository Share

See notes to financial statements.


17



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $85,510,837)            $87,716,863
  Cash, at value (cost $377,402)                                        381,244
  Receivable for investment securities and foreign currency sold        653,118
  Receivable for capital stock sold                                     233,974
  Dividends and interest receivable                                      32,512
  Foreign taxes receivable                                               25,577
  Total assets                                                       89,043,288

LIABILITIES
  Payable for investment securities and foreign currency purchased      742,495
  Unclaimed dividends                                                   634,139
  Unrealized depreciation of forward exchange currency contracts        234,070
  Payable for capital stock redeemed                                    121,901
  Management fee payable                                                 75,846
  Distribution fee payable                                               33,700
  Accrued expenses                                                      211,381
  Total liabilities                                                   2,053,532

NET ASSETS                                                          $86,989,756

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $    75,731
  Additional paid-in capital                                         72,262,656
  Accumulated net realized gain on investments and foreign
    currency transactions                                            12,674,051
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       1,977,318
                                                                    $86,989,756

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($68,623,378/
    5,908,426 shares of capital stock issued and outstanding)            $11.61
  Sales charge-4.25% of public offering price                               .52
  Maximum offering price                                                 $12.13

  CLASS B SHARES
  Net asset value and offering price per share ($14,247,210/
    1,291,853 shares of capital stock issued and outstanding)            $11.03

  CLASS C SHARES
  Net asset value and offering price per share ($4,119,168/
    372,853 shares of capital stock issued and outstanding)              $11.05


See notes to financial statements.


18



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996                         ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $89,314)  $675,843
  Interest                                               328,246   $ 1,004,089

EXPENSES
  Management fee                                         772,166
  Distribution fee - Class A                             197,902
  Distribution fee - Class B                              87,676
  Distribution fee - Class C                              24,818
  Custodian                                              321,779
  Transfer agency                                        215,149
  Administrative                                         146,488
  Audit and legal                                         89,391
  Printing                                                65,281
  Registration                                            52,733
  Directors' fees                                         32,000
  Miscellaneous                                           10,967
  Total expenses                                                     2,016,350
  Net investment loss                                               (1,012,261)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investments                                  15,991,254
  Net realized gain on foreign currency transactions                   938,616
  Net change in unrealized appreciation of investments              (4,647,179)
  Net change in unrealized depreciation of foreign
    currency denominated assets and liabilities                        (78,971)
  Net gain on investments and foreign currency transactions         12,203,720

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $11,191,459


See notes to financial statements.


19



STATEMENTS OF CHANGES IN NET ASSETS              ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                      JULY 31,       JULY 31,
                                                        1996           1995
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $(1,012,261)   $  (794,248)
  Net realized gain on investments and foreign
    currency transactions                            16,929,870      7,789,167
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities      (4,726,150)     2,436,403
  Net increase in net assets from operations         11,191,459      9,431,322

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (2,964,670)   (10,605,411)
    Class B                                            (331,138)      (885,298)
    Class C                                             (74,101)      (257,942)
  Tax return of capital
    Class A                                                  -0-      (679,545)
    Class B                                                  -0-       (56,726)
    Class C                                                  -0-       (16,528)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       12,540,287      3,106,523
  Total increase                                     20,361,837         36,395

NET ASSETS
  Beginning of year                                  66,627,919     66,591,524
  End of year                                       $86,989,756    $66,627,919


See notes to financial statements.


20



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Small Cap Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares were sold without an initial or contingent deferred sales charge. However, Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on United States or foreign securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange at July 31, 1996.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized depreciation of foreign currency denominated assets and liabilities.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF NET ASSETS
As of July 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in a net increase of $1,012,261 to undistributed net investment income, and net decreases to accumulated net realized gain on investments and foreign currency transactions of $7,970 and to additional paid in capital of $1,004,291.


21



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

These reclassifications were the result of permanent book and tax differences, primarily resulting from the Fund's net operating loss and certain foreign currency gains. These reclasses had no effect on net investment income, net realized gains and net assets.

NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement the Fund pays Alliance Capital Management L.P., (the "Adviser"), a management fee at an annual rate of 1% of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

The Manager has agreed to reimburse the Fund to the extent that its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fees, foreign custody charges and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

The Manager believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended July 31, 1996. Pursuant to the management agreement, the Fund paid $146,488 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $168,984 for the year ended July 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $8,247 from the sale of Class A shares and $11,791 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1996.

Brokerage commissions paid on securities transactions for the year ended July 31, 1996 amounted to $455,996, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,345,113, and $442,584 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $111,058,934 and $100,770,120, respectively, for the year ended July 31, 1996. There were no purchases or sales of U.S. Government and government agency obligations for the year ended July 31, 1996.


22



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1996, the Fund had outstanding forward exchange currency contracts, both to purchase and sell foreign currencies against the U.S. dollar, as follows:

                                       CONTRACT     VALUE ON       U.S. $     UNREALIZED
                                        AMOUNT    ORIGINATION     CURRENT     APPRECIATION
                                         (000)        DATE         VALUE     (DEPRECIATION)
                                       --------   -----------   -----------   -------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, expiring 11/12/96         173,000    $1,636,862    $1,644,901    $   8,039

FOREIGN CURRENCY SALE CONTRACTS
Deutsche Mark, expiring 9/20/96           2,500     1,643,439     1,703,316      (59,877)
Japanese Yen, expiring 11/12/96         355,000     3,273,398     3,375,376     (101,978)
Netherland Guilder, expiring 9/20/96      4,400     2,592,047     2,672,301      (80,254)
                                                                               ----------
                                                                               $(234,070)


At July 31, 1996, the cost of investments for federal income tax purposes was $85,617,099. Accordingly, gross unrealized appreciation of investments was $9,446,338 and gross unrealized depreciation of investments was $7,346,574, resulting in net unrealized appreciation of $2,099,764.


NOTE E: ILLIQUID SECURITIES

                                      DATE ACQUIRED           COST
                                      -------------      ------------
Intelcom Group, Inc.                      7/8/96          $  283,503
Resort Hotels Plc.                        5/1/92             719,086
TVI Televisao Independente              10/24/94              56,543
                                                          ----------
                                                          $1,059,132


The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at July 31, 1996 was $379,023, representing 0.4% of net assets.


23



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 62,500,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A and Class C each consist of 25,000,000 authorized shares and Class B consists of 12,500,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     JULY 31,1996  JULY 31,1995   JULY 31,1996    JULY 31,1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              666,687       391,760     $ 7,703,615     $ 3,971,546
Shares issued in
  reinvestment of
  distributions          214,027       952,163       2,238,721       8,217,164
Shares converted
  from Class B            29,137            -0-        365,303              -0-
Shares redeemed         (788,775)   (1,095,655)     (8,976,608)    (10,827,369)
Net increase             121,076       248,268     $ 1,331,031     $ 1,361,341

CLASS B
Shares sold            1,035,693       287,247     $11,503,034     $ 2,886,684
Shares issued in
  reinvestment of
  distributions           21,596        75,995         215,523         631,516
Shares converted to
  Class A                (30,676)           -0-       (365,303)             -0-
Shares redeemed         (253,960)     (204,792)     (2,731,200)     (1,961,914)
Net increase             772,653       158,450     $ 8,622,054     $ 1,556,286

CLASS C
Shares sold              501,624       136,839     $ 5,589,123     $ 1,295,724
Shares issued in
  reinvestment of
  distributions            4,299        15,861          42,946         131,935
Shares redeemed         (274,347)     (134,697)     (3,044,867)     (1,238,763)
Net increase             231,576        18,003     $ 2,587,202     $   188,896


24



FINANCIAL HIGHLIGHTS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class A
                                            -----------------------------------------------------------------------------
                                                                          OCTOBER 1,
                                                                            1993
                                                YEAR ENDED JULY 31,          TO             YEAR ENDED SEPTEMBER 30,
                                            -------------------------     JULY 31,    ------------------------------------
                                                1996          1995        1994(E)        1993         1992         1991
                                            ------------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period          $10.38        $11.08       $11.24          $9.33       $10.55        $8.26

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(a)      (.09)        (.15)(a)       (.15)        (.16)        (.06)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.90          1.50         (.01)          2.49        (1.03)        2.35
Net increase (decrease) in net asset
  value from operations                         1.76          1.41         (.16)          2.34        (1.19)        2.29

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.53)        (1.99)          -0-          (.43)        (.03)          -0-
Tax return of capital                             -0-         (.12)          -0-            -0-          -0-          -0-
Net asset value, end of period                $11.61        $10.38       $11.08         $11.24        $9.33       $10.55

TOTAL RETURN
Total investment return based on net
  asset value (b)                              17.46%        16.62%       (1.42)%        25.83%      (11.30)%      27.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $68,623       $60,057      $61,372        $65,713      $58,491      $84,370
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.51%         2.54%(c)     2.42%(d)       2.53%        2.34%        2.29%
  Net investment loss                          (1.22)%       (1.17)%      (1.26)%(d)     (1.13)%       (.85)%       (.55)%
Portfolio turnover rate                          139%          128%          78%            97%         108%         104%


See footnote summary on page 27.


25



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class B
                                            ------------------------------------------------------------------------------
                                                                         OCTOBER 1,
                                                                            1993
                                               YEAR ENDED JULY 31,           TO             YEAR ENDED SEPTEMBER 30,
                                            -------------------------     JULY 31,    ------------------------------------
                                                1996          1995         1994(E)        1993         1992         1991
                                            ------------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period           $9.95        $10.78       $11.00          $9.20       $10.49        $8.26

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.20)(a)      (.12)        (.17)(a)       (.15)        (.20)        (.07)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.81          1.40         (.05)          2.38        (1.06)        2.30
Net increase (decrease) in net asset
  value from operations                         1.61          1.28         (.22)          2.23        (1.26)        2.23

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.53)        (1.99)          -0-          (.43)        (.03)          -0-
Tax return of capital                             -0-         (.12)          -0-            -0-          -0-          -0-
Net asset value, end of period                $11.03         $9.95       $10.78         $11.00        $9.20       $10.49

TOTAL RETURN
Total investment return based on net
  asset value (b)                              16.69%        15.77%       (2.00)%        24.97%      (12.03)%      27.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $14,247        $5,164       $3,889         $1,150         $819         $121
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.21%         3.20%(c)     3.15%(d)       3.26%        3.11%        2.98%
  Net investment loss                          (1.88)%       (1.92)%      (1.93)%(d)     (1.85)%      (1.31)%      (1.39)%
Portfolio turnover rate                          139%          128%          78%            97%         108%         104%


See footnote summary on page 27.


26



                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  Class C
                                            --------------------------------------------------------
                                                                          OCTOBER 1,      MAY 3,
                                                                             1993        1993(F)
                                                YEAR ENDED JULY 31,           TO           TO
                                            --------------------------     JULY 31,    SEPTEMBER 30,
                                                1996          1995          1994(E)        1993
                                            ------------  ------------  -------------  -------------
Net asset value, beginning of period           $9.96        $10.79        $11.00          $9.86

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.20)(a)      (.17)         (.17)(a)       (.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.82          1.45          (.04)          1.19
Net increase (decrease) in net asset
  value from operations                         1.62          1.28          (.21)          1.14

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.53)        (1.99)           -0-            -0-
Tax return of capital                             -0-         (.12)           -0-            -0-
Net asset value, end of period                $11.05         $9.96        $10.79         $11.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                              16.77%        15.75%        (1.91)%        11.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,119        $1,407        $1,330           $261
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.19%         3.25%(c)      3.13%(d)       3.75%(d)
  Net investment loss                          (1.85)%       (2.10)%       (1.92)%(d)     (2.51)%(d)
Portfolio turnover rate                          139%          128%           78%            97%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(d)  Annualized.

(e)  The Fund changed its fiscal year end from September 30 to July 31.

(f)  Commencement of distribution.


27



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL SMALL CAP FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
September 6, 1996


28

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

    (a)  Financial Statements

         Included in the Prospectus:

              Financial Highlights

         Included in the Statement of Additional Information:

              Portfolio of Investments as of July 31, 1996
              Statement of Assets and Liabilities as of July 31,
              1996
              Statement of Operations for the year ended July 31,
              1996
              Statement of Changes in Net Assets for the years ended July 31, 1995 and July 31, 1996
              Notes to Financial Statements, July 31, 1996
              Financial Highlights for the years ended July 31, 1996 and July 31, 1995, for the period October 1, 1993 to July 31, 1994, and for the years ended September 30, 1991 to September 30, 1993 for Class A and Class B shares and for the years ended July 31, 1996 and July 31, 1995 and the periods October 1, 1993 to July 31, 1994 and May 3, 1993 to
              September 30, 1993 for Class C shares
              Report of Independent Auditors


         All other schedules are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in the Statement of Additional Information of the Registration Statement.

    (b)  Exhibits

         (1)  Articles of Restatement of Articles of
              Incorporation as now in effect - Incorporated by reference to Exhibit 1 to Post-Effective Amendment
              No. 49 of Registrant's Registration Statement on
              Form N-1A, filed January 31, 1991 (File No.
              2-25364).

         (2)  Amended By-Laws - Incorporated by reference to
              Exhibit 2 to Post-Effective Amendment No. 43 of

              Registrant's Registration Statement on Form N-1A, filed January 30, 1989 (File No. 2-25364).

         (3)  Not applicable.

         (4) Specimen of Share Certificate - Incorporated by reference to Exhibit 4 to Post-Effective Amendment
              No. 37 of Registrant's Registration Statement on
              Form N-1A, filed February 2, 1986 (File No.
              2-25364).

         (5) Form of Management Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

         (6) (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6
                   (a) to Post-Effective Amendment No. 56 of
                   Registrant's Registration Statement on Form
                   N-1A, filed January 30, 1994 (File No.
                   2-25364); Amendment to Distribution Services
                   Agreement between Registrant and Alliance Fund Distributors, Inc. - Filed herewith.

              (b) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

              (c) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A, filed March 2, 1993 (File No. 2-25364).

         (7)  Not applicable.

         (8) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 45 of Registrant's Registration Statement on

              Form N-1A, filed January 31, 1990 (File No.
              2-25364).

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A, filed January 30, 1989 (File No. 2-25364).

         (10) Not applicable.

         (11) Consent of Independent Auditors - filed herewith.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

         (16) (a) Schedule for computation of total return performance of Class A - Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A, filed January 31, 1991 (File No. 2-25364).

              (b) Schedule for computation of total return performance of Class B - Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A, filed January 31, 1991 (File No. 2-25364).

         (18) Rule 18f-3 Plan - Incorporated by Reference

         (27) Financial Data Schedule - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

                                  Number of Record Holders
         Title of Class           (as of September 20, 1996)

         Shares of Common Stock   Class A -  12,883
         par value $.01           Class B -   2,084
                                  Class C -     933

ITEM 27. Indemnification

              It is the Registrant's policy to indemnify its directors, officers and employees to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit 1 in response to Item 24 and Article X of the Registrant's By-Laws filed as Exhibit 2 in response to Item 24 all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation and Article X of the Registrant's By-Laws, as set forth below.

              Section 2-418 of the Maryland General Corporation
         Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
         EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
         foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:
                            (i)   When used with respect to a
         director, the office of director in the corporation; and

                            (ii)  When used with respect to a
         person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                     (iii)  "Official capacity" does not include
         service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
         pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
         director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)   The act or omission of the director was
         material to the matter giving rise to the proceeding;
         and

                      1.  Was committed in bad faith; or

                      2.  Was the result of active and deliberate
         dishonesty; or

                  (ii)   The director actually received an
         improper personal benefit in money, property, or services; or

                 (iii)   In the case of any criminal proceeding,
         the director had reasonable cause to believe that the act or omission was unlawful.


              (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

              (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
         to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                   (iii) By the stockholders.

                   (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)(1)  Reasonable expenses incurred by a
         director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
         director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
         and

                        (ii) A written undertaking by or on
         behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection
         (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
         (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

              (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article NINTH of the Registrant's Articles of
Incorporation reads as follows:

         "(a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

         ARTICLE X of the Registrant's By-Laws reads as follows:

         "The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this
         Article X shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article X shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article X the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors and officers only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors and officers, in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
              Underwriter or Distributor for the following investment companies:

                   ACM Institutional Reserves, Inc.
                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.

                   Alliance Capital Reserves
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Growth and Income Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance International Fund
                   Alliance Limited Maturity Government Fund,
                   Inc.
                   Alliance Money Market Fund
                   Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund II
                   Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                   Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Real Estate Investment Fund, Inc.
                   Alliance Short-Term Multi-Market Trust, Inc.
                   Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                         Positions and            Positions and
                         Offices With             Offices With
Name                     Underwriter                Registrant


Michael J. Laughlin        Chairman

Robert L. Errico           President

Edmund P. Bergan, Jr.      Senior Vice President,    Secretary
                           General Counsel
                           and Secretary

Daniel J. Dart             Senior Vice President

Richard A. Davies          Senior Vice President,
                           Managing Director

Byron M. Davis             Senior Vice President

Kimberly A. Gardner        Senior Vice President

Geoffrey L. Hyde           Senior Vice President

Richard E. Khaleel         Senior Vice President

Barbara J. Krumsiek        Senior Vice President

Stephen R. Laut            Senior Vice President

Daniel D. McGinley         Senior Vice President

Dusty W. Paschall          Senior Vice President

Antonios G. Poleondakis    Senior Vice President

Gregory K. Shannahan       Senior Vice President

Joseph F. Sumanski         Senior Vice President

Peter J. Szabo             Senior Vice President

Nicholas K. Willett        Senior Vice President

Richard A. Winge           Senior Vice President

Jamie A. Atkinson          Vice President

Benji A. Baer              Vice President

Warren W. Babcock III      Vice President

Kenneth F. Barkoff         Vice President

William P. Beanblossom     Vice President

Jack C. Bixler             Vice President

Casimir F. Bolanowski      Vice President

Kevin T. Cannon            Vice President

William W. Collins, Jr.    Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

John F. Dolan              Vice President

Mark J. Dunbar             Vice President

Sohaila S. Farsheed        Vice President

Linda A. Finnerty          Vice President

William C. Fisher          Vice President

Robert M. Frank            Vice President

Gerard J. Friscia          Vice President &
                           Controller

Andrew L. Gangolf          Vice President            Assistant
                                                     Secretary

Mark D. Gersten            Vice President            Treasurer
                                                     and Chief
                                                     Financial
                                                     Officer

Joseph W. Gibson           Vice President

Troy L. Glawe              Vice President

Herbert H. Goldman         Vice President

James E. Gunter            Vice President

Alan Halfenger             Vice President

Daniel M. Hazard           Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Thomas K. Intoccia         Vice President

Robert H. Joseph, Jr.      Vice President
                           and Treasurer

Richard D. Keppler         Vice President

Sheila F. Lamb             Vice President

Donna M. Lamback           Vice President

Thomas Leavitt, III        Vice President

James M. Liptrot           Vice President

James P. Luisi             Vice President

Shawn P. McClain           Vice President

Christopher J. MacDonald   Vice President

Michael F. Mahoney         Vice President

Maura A. McGrath           Vice President

Matthew P. Mintzer         Vice President

Joanna D. Murray           Vice President

Nicole Nolan-Koester       Vice President

Daniel J. Phillips         Vice President

Robert T. Pigozzi          Vice President

James J. Posch             Vice President

Robert E. Powers           Vice President

Domenick Pugliese          Vice President and        Assistant
                           Associate General         Secretary
                           Counsel

Bruce W. Reitz             Vice President

Dennis A. Sanford          Vice President

Karen A. Satterberg        Vice President

Raymond S. Sclafani        Vice President

Richard J. Sidell          Vice President

J. William Strott, Jr.     Vice President

Richard E. Tambourine      Vice President

Joseph T. Tocyloski        Vice President

Neil S. Wood               Vice President

Emilie D. Wrapp            Vice President and        Assistant
                           Special Counsel           Secretary

Maria L. Carreras          Assistant Vice President

John W. Cronin             Assistant Vice President

Leon M. Fern               Assistant Vice President

William B. Hanigan         Assistant Vice President

John C. Hershock           Assistant Vice President

James J. Hill              Assistant Vice President

Kalen H. Holliday          Assistant Vice President

Edward W. Kelly            Assistant Vice President

Nicholas J. Lapi           Assistant Vice President

Patrick Look               Assistant Vice President &
                            Assistant Treasurer

Thomas F. Monnerat         Assistant Vice President

Jeanette M. Nardella       Assistant Vice President

Carol H. Rappa             Assistant Vice President

Lisa Robinson-Cronin       Assistant Vice President

Robert M. Smith            Assistant Vice President

Wesley S. Williams         Assistant Vice President

Mark R. Manley             Assistant Secretary

ITEM 30. Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital

Management L.P., 1345 Avenue of the Americas, New York, New York,
10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

The Registrant undertakes to furnish each person to whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 30th day of September, 1996.

                             ALLIANCE GLOBAL SMALL CAP FUND, INC.


                               By /s/ John D. Carifa
                               _______________________________
                                  John D. Carifa
                                  Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                      Title              Date

(1) Principal Executive
    Officer

    /s/John D. Carifa        Chairman         September 30, 1996
    _________________
    John D. Carifa

(2) Principal Financial
    and Accounting Officer

    /s/ Mark D. Gersten      Treasurer and    September 30, 1996
    __________________        Chief Financial
    Mark D. Gersten           Officer

(3) A Majority of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Dr. James M. Hester
    Clifford L. Michel

    By /s/ Edmund P. Bergan, Jr.              September 30, 1996
    ____________________________
        (Attorney-in-fact)

        Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                             Page

(6(a))   Amendment to Distribution Services Agreement

(11)     Consent to Independent Auditors

(27)     Financial Data Schedule












































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